                                                                   EXHIBIT 10.15



                      AMENDED AND RESTATED CREDIT AGREEMENT




                                  BY AND AMONG

                             XETA TECHNOLOGIES, INC.



                               FIRSTAR BANK, N.A.

                                       AND

                            BANK ONE, OKLAHOMA, N.A.



                                       AND

                            BANK ONE, OKLAHOMA, N.A.
                                    AS AGENT










                                OCTOBER 31, 2001

                               TABLE OF CONTENTS


ARTICLE I         DEFINITIONS AND INTERPRETATION........................................................................2
         1.1.     Certain Definitions...................................................................................2
         1.2.     Plural Terms.........................................................................................18
         1.3.     References to Subsidiaries...........................................................................18
         1.4.     Accounting...........................................................................................18
         1.5.     Headings.............................................................................................18


ARTICLE II        THE CREDITS..........................................................................................18

         2.1.     The Credit Facilities................................................................................18
                  2.1.1.   Revolving Credit Facility...................................................................18
                  2.1.2.   Term Loan Facility..........................................................................19
                  2.1.3.   R/E Term Loan Facility......................................................................19
                  2.1.4    Borrowing Base Limitations..................................................................19
         2.2.     Purpose; Use of Proceeds.............................................................................19
                  2.2.1.   Revolving Credit Facility...................................................................19
                  2.2.2.   Term Loan Facility..........................................................................20
                  2.2.3.   R/E Term Loan Facility......................................................................20
         2.3.     Required Principal Payments; Termination.............................................................20
                  2.3.1.   Revolving Credit Facility...................................................................20
                  2.3.2.   Term Loan Facility..........................................................................20
                  2.3.3.   R/E Term Loan Facility......................................................................20
                  2.3.4.   Mandatory Prepayments.......................................................................20
         2.4.     Types of Advances....................................................................................21
         2.5.     Commitment Fee; Reductions in Aggregate Commitments..................................................21
         2.6.     Minimum Amount of Each Advance.......................................................................22
         2.7.     Optional Principal Payments..........................................................................22
         2.8.     Method of Selecting Types and Interest Periods for New Advances......................................22
         2.9.     Conversion and Continuation of Outstanding Advances..................................................22
         2.10.    Interest; Changes in Interest Rate...................................................................23
         2.11.    Rates Applicable After Default.......................................................................23
         2.12.    Method of Payment....................................................................................24
         2.13.    Noteless Agreement; Evidence of Indebtedness.........................................................24
         2.14.    Telephonic Notices...................................................................................25
         2.15.    Interest Payment Dates; Interest and Fee Basis.......................................................25
         2.16.    Notification of Advances, Interest Rates, Prepayments and Commitment Reductions......................25
         2.17.    Lending Installations................................................................................25
         2.18.    Non-Receipt of Funds by the Agent....................................................................26
         2.19.    Replacement of Lender................................................................................26
         2.20.    Collateral...........................................................................................27
         2.21.    Guaranties...........................................................................................27

ARTICLE III       YIELD PROTECTION; TAXES..............................................................................27
         3.1.     Yield Protection.....................................................................................27
         3.2.     Changes in Capital Adequacy Regulations..............................................................28
         3.3.     Availability of Types of Advances....................................................................29
         3.4.     Funding Indemnification..............................................................................29
         3.5.     Taxes................................................................................................29
         3.6.     Lender Statements; Survival of Indemnity.............................................................31


ARTICLE IV        CONDITIONS PRECEDENT.................................................................................31
         4.1.     Conditions to Effective Date.........................................................................31
                  4.1.1.   Execution and Delivery of Loan Documents....................................................32
                  4.1.2.   Delivery of Documents.......................................................................32
                  4.1.3.   Headquarters Building.......................................................................33
                  4.1.4.   Other Conditions............................................................................34
         4.2.     Each Advance.........................................................................................35
         4.3      Effect of Borrowing Notice...........................................................................35


ARTICLE V         REPRESENTATIONS AND WARRANTIES.......................................................................35
         5.1.     Existence and Standing...............................................................................35
         5.2.     Authorization and Validity...........................................................................35
         5.3.     No Conflict; Government Consent......................................................................36
         5.4.     Financial Statements.................................................................................36
         5.5.     Material Adverse Change..............................................................................36
         5.6.     Taxes................................................................................................36
         5.7.     Litigation and Contingent Obligations................................................................37
         5.8.     Subsidiaries.........................................................................................37
         5.9.     ERISA................................................................................................37
         5.10.    Accuracy of Information..............................................................................37
         5.11.    Regulation U.........................................................................................37
         5.12.    Material Agreements..................................................................................37
         5.13.    Compliance With Laws.................................................................................38
         5.14.    Ownership of Properties..............................................................................38
         5.15.    Plan Assets; Prohibited Transactions.................................................................38
         5.16.    Environmental Matters................................................................................38
         5.17.    Investment Company Act...............................................................................38
         5.18.    Public Utility Holding Company Act...................................................................38
         5.19.    INTENTIONALLY OMITTED................................................................................38
         5.20.    Post-Retirement Benefits.............................................................................38
         5.21.    Insurance............................................................................................39
         5.22.    Solvency.............................................................................................39


ARTICLE VI        COVENANTS............................................................................................39
         6.1.     Financial Reporting..................................................................................39
         6.2.     Use of Proceeds......................................................................................41

         6.3.     Notice of Default....................................................................................41
         6.4.     Conduct of Business..................................................................................41
         6.5.     Taxes................................................................................................41
         6.6.     Insurance............................................................................................42
         6.7.     Compliance with Laws.................................................................................42
         6.8.     Maintenance of Properties............................................................................42
         6.9.     Inspection...........................................................................................42
         6.10.    Dividends............................................................................................42
         6.11.    Indebtedness.........................................................................................42
         6.12.    Mergers and Acquisitions.............................................................................43
                  6.12.1.  Mergers and Consolidations..................................................................43
                  6.12.2.  Acquisitions................................................................................43
         6.13.    Sale of Assets.......................................................................................43
         6.14.    Investments..........................................................................................43
         6.15.    Liens................................................................................................44
         6.16.    Capital Expenditures.................................................................................44
         6.17.    INTENTIONALLY OMITTED................................................................................44
         6.18.    Affiliates...........................................................................................44
         6.19.    Operating Leases.....................................................................................45
         6.20.    Sale and Leaseback Transactions and Other Off-Balance Sheet Liabilities..............................45
         6.21.    Contingent Obligations...............................................................................45
         6.22.    Letters of Credit....................................................................................45
         6.23.    Financial Contracts..................................................................................45
         6.24.    Financial Covenants..................................................................................45
                  6.24.1.  Current Ratio...............................................................................45
                  6.24.2.  Debt Service Coverage Ratio.................................................................45
                  6.24.3.  Leverage Ratio..............................................................................45
                  6.24.4.  Minimum Net Worth...........................................................................46
         6.25     Additional Collateral and Guaranties.................................................................46
                  6.25.1   Acquisitions................................................................................46
                  6.25.2.  Real Property...............................................................................46
         6.26     Operating Accounts...................................................................................47


ARTICLE VII       DEFAULTS.............................................................................................47


ARTICLE VIII      ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES.......................................................49
         8.1.     Acceleration.........................................................................................49
         8.2.     Amendments...........................................................................................49
         8.3.     Preservation of Rights...............................................................................50


ARTICLE IX        GENERAL PROVISIONS...................................................................................50
         9.1.     Survival of Representations..........................................................................50
         9.3.     Entire Agreement.....................................................................................50
         9.4.     Several Obligations; Benefits of this Agreement......................................................51

         9.5.     Expenses; Indemnification............................................................................51
                  9.5.1.   Expenses....................................................................................51
                  9.5.2.   Indemnification.............................................................................51
                  9.5.3    Survival....................................................................................52
         9.6.     Numbers of Documents.................................................................................52
         9.7.     Severability of Provisions...........................................................................52
         9.8.     Nonliability of Lenders..............................................................................52
         9.9.     Confidentiality......................................................................................52
         9.10.    Nonreliance..........................................................................................52
         9.11.    Disclosure...........................................................................................52


ARTICLE X         THE AGENT............................................................................................53
         10.1.    Appointment; Nature of Relationship..................................................................53
         10.2.    Powers...............................................................................................53
         10.3.    General Immunity.....................................................................................53
         10.4.    No Responsibility for Loans, Recitals, etc...........................................................53
         10.5.    Action on Instructions of Lenders....................................................................54
         10.6.    Employment of Agents and Counsel.....................................................................54
         10.7.    Reliance on Documents; Counsel.......................................................................54
         10.8.    Agent's Reimbursement and Indemnification............................................................54
         10.9.    Notice of Default....................................................................................55
         10.10.   Rights as a Lender...................................................................................55
         10.11.   Lender Credit Decision...............................................................................55
         10.12.   Successor Agent......................................................................................55
         10.13.   Agent's Fee..........................................................................................56
         10.14.   Delegation to Affiliates.............................................................................56
         10.15.   Collateral Releases..................................................................................56


ARTICLE XI        SETOFF; RATABLE PAYMENTS.............................................................................56
         11.1.    Setoff...............................................................................................56
         11.2.    Ratable Payments.....................................................................................57


ARTICLE XII       BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS....................................................57
         12.1.    Successors and Assigns...............................................................................57
         12.2.    Participations.......................................................................................57
                  12.2.1.  Permitted Participants; Effect..............................................................57
                  12.2.2.  Voting Rights...............................................................................58
                  12.2.3.  Benefit of Setoff...........................................................................58
         12.3.    Assignments..........................................................................................58
                  12.3.1.  Permitted Assignments.......................................................................58
                  12.3.2.  Effect; Effective Date......................................................................59
         12.4.    Dissemination of Information.........................................................................59
         12.5.    Tax Treatment........................................................................................59

ARTICLE XIII   NOTICES.................................................................................................59
         13.1.    Notices..............................................................................................59
         13.2.    Change of Address....................................................................................60


ARTICLE XIV   COUNTERPARTS.............................................................................................60


ARTICLE XV CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL................................................60
         15.1.    CHOICE OF LAW........................................................................................60
         15.2.    CONSENT TO JURISDICTION..............................................................................60
         15.3.    WAIVER OF JURY TRIAL.................................................................................61

Signature Page.........................................................................................................62

EXHIBITS AND SCHEDULES:

         Exhibit A                  -       Form of Opinion of Counsel
         Exhibit B                  -       Financial Covenant Compliance Certificate
         Exhibit C                  -       Borrowing Base Certificate
         Exhibit D                  -       Assignment Agreement
         Exhibit E                  -       Loan/Credit Related Money Transfer Instruction
         Exhibit F-1                -       Revolving Note
         Exhibit F-2                -       Term Note
         Exhibit F-3                -       R/E Term Note

         Schedule 1                 -       Subsidiaries and Other Investments
         Schedule 2                 -       Indebtedness and Liens

                      AMENDED AND RESTATED CREDIT AGREEMENT

         This Amended and Restated Credit Agreement, dated as of October 31, 2001, is among XETA Technologies, Inc., an Oklahoma corporation, formerly known as Xeta Corporation (the "Borrower"), the Lenders (as hereinafter defined), and Bank One, Oklahoma, NA, a national banking association, as Agent.

                                    RECITALS

         A. The parties to this Amended and Restated Credit Agreement are parties to that certain Credit Agreement dated as of November 30, 1999, as amended (the "Existing Credit Agreement").

         B. Pursuant to the Existing Credit Agreement, the Lenders established in favor of the Borrower (i) a revolving credit facility in the maximum principal amount of $8,000,000 (the "Existing Revolving Credit Facility"), (ii) a term loan facility in the original principal amount of $23,000,000 (the "Existing Term Loan Facility"), and (iii) an acquisition term loan facility in the original principal amount of $12,000,000 (the "Existing Acquisition Term Loan Facility").

         C. As of the Effective Date (after giving effect to the principal payments made on the Effective Date in accordance with the terms of the Existing Credit Agreement), (i) the principal balance outstanding under the Existing Revolving Credit Facility is $2,025,000.00, (ii) the principal balance outstanding under the Existing Term Loan Facility is $14,183,333.36, and (iii) the principal balance outstanding under the Existing Acquisition Term Loan Facility is $6,958,353.10.

         D. The Borrowers have requested that the Lenders (i) increase the amount of the Existing Revolving Credit Facility, and (ii) rearrange, restructure and consolidate the indebtedness outstanding under the Existing Term Loan Facility and the Existing Acquisition Term Loan Facility. The Lenders have agreed to such requests, subject to the terms and conditions hereinafter set forth.

         E. The parties desire to make certain other modifications to the Existing Credit Agreement and to amend and restate the Existing Credit Agreement in its entirety.

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and subject to the terms and conditions set forth herein, the parties hereby amend and restate the Existing Credit Agreement in its entirety to read as follows:

                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

         1.1.     Certain Definitions. As used in this Agreement:

         "Accounts" of a Person means and includes all accounts, accounts receivable, and other rights to payment of such Person, whether now existing or hereafter arising.

         "Acquisition" means any transaction, or any series of related transactions, consummated on or after the Effective Date, by which the Borrower or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

         "Advance" means a borrowing under the Revolving Credit Facility, the Term Loan Facility or the R/E Term Loan Facility that is (i) made by the Lenders on the same Borrowing Date, or (ii) converted or continued by the Lenders on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Loans of the same Type and, in the case of Eurodollar Loans, for the same Interest Period.

         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

         "Agent" means Bank One in its capacity as contractual representative of the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Agent appointed pursuant to Article X.

         "Aggregate Revolving Credit Commitment" means the aggregate of the Revolving Credit Commitments of all of the Lenders, as reduced from time to time pursuant to the terms hereof.

         "Aggregate R/E Term Loan Commitment" means, at any time, the aggregate of the R/E Term Loan Commitments of all of the Lenders.

         "Aggregate Term Loan Commitment" means, at any time, the aggregate of the Term Loan Commitments of all of the Lenders.

         "Agreement" means this Credit Agreement, as it may be amended or modified and in effect from time to time.

         "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (i) the Corporate Base Rate for such day and (ii) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum.

         "Applicable Fee Rate" means, at any time, the percentage rate per annum at which Commitment Fees are accruing on the unused portion of the Aggregate Revolving Credit Facility Commitment at such time as set forth in the Pricing Schedule.

         "Applicable Margin" means, with respect to Advances of any Type at any time outstanding under any Facility, the percentage rate per annum which is applicable at such time with respect to Advances of such Type and under such Facility as set forth in the Pricing Schedule.

         "Article" means an article of this Agreement unless another document is specifically referenced.

         "Authorized Officer" means each of Jack R. Ingram and Robert B. Wagner, acting singly.

         "Bank One" means Bank One, Oklahoma, NA, a national banking association, in its individual capacity, and its successors.

         "Borrower" means XETA Technologies, Inc., an Oklahoma corporation, formerly known as Xeta Corporation, and its successors and assigns.

         "Borrowing Base" means, as of any determination date, the sum of (i) 80% of the Eligible Accounts Balance on such date, plus (ii) 40% of the Eligible Inventory Balance on such date; provided, however, that at no time shall more than 25% of the total Borrowing Base be comprised of the amount determined under clause (ii).

         "Borrowing Base Certificate" means a certificate to be completed by the Borrower and delivered to the Agent, in substantially the form attached hereto as Exhibit "C."

         "Borrowing Date" means a date (including the Effective Date) on which an Advance is made hereunder.

         "Borrowing Notice" is defined in Section 2.8.

         "Business Day" means (i) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in New York and Tulsa for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system and dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Tulsa for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

         "Capital Expenditures" means, without duplication, any expenditures for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP, excluding (i) the cost of assets acquired with Capitalized Lease Obligations, (ii) expenditures of insurance proceeds to rebuild or replace any asset after a casualty loss and (iii) leasehold improvement expenditures for which the Borrower or a Subsidiary is reimbursed promptly by the lessor.

         "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

         "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in conformity with GAAP.

         "Cash Equivalent Investments" means (i) short-term obligations of, or fully guaranteed by, the United States of America, (ii) commercial paper rated A-1 or better by S&P or P-1 or better by Moody's, (iii) demand deposit accounts maintained in the ordinary course of business, and (iv) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000; provided, in each case that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest.

         "Change in Control" means (i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934) of 35% or more of the outstanding shares of voting stock of the Borrower, or (ii) the existence of any circumstance or the occurrence of any event whereby the individuals who comprise the Incumbent Board shall cease for any reason to constitute at least two-thirds of the voting members of the Board of Directors of the Borrower. For purposes of this definition, the "Incumbent Board" means the individuals who are members of the Board of Directors of the Borrower as of the Effective Date and any individual who is hereafter elected to the Board of Directors by the Borrower's common stockholders after his or her nomination for election as a new director is approved by a vote of at least two-thirds of the Incumbent Board, provided, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumes office as a result of either an actual or threatened "election contest" (as described in Rule 14A-11 of the SEC promulgated under the Securities Exchange Act of 1934) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors, including an individual elected by reason of any agreement intended to avoid or settle any election contest or proxy contest.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "Collateral Documents" means, collectively, (i) the Security Agreement, the Mortgage and all other agreements and instruments now or hereafter securing all or any part of the Obligations, (ii) all UCC-1 financing statements, fixture filings, lien entry forms and other similar documents from time to time filed or presented for filing by the Agent in connection with the foregoing, and (iii) all other documents, instruments, agreements and certificates executed and delivered by the Borrower or any Subsidiary in connection with the foregoing.

         "Commitment" means, for each Lender, such Lender's Revolving Credit Commitment, Term Loan Commitment and R/E Term Loan Commitment, collectively, and as the context requires, refers to each of them individually.

         "Compliance Certificate" means a certificate to be completed by the Borrower and delivered to the Agent, in substantially the form attached hereto as Exhibit "B".

         "Consolidated Capital Expenditures" means, with reference to any period, the Capital Expenditures of the Borrower and its Subsidiaries calculated on a consolidated basis for such period; provided, however, that for the calendar years 2001 and 2002, the calculation of Consolidated Capital Expenditures shall exclude any Capital Expenditures relating to the Oracle computer systems.

         "Consolidated Debt Service Coverage Ratio" means, as of any Quarterly Calculation Date, the ratio of (i) Consolidated EBIDA for the twelve (12) month period then ending, minus (A) unfunded Consolidated Capital Expenditures for the same period and (B) dividends paid or declared during the same period, to (ii) Consolidated Interest Expense for the twelve (12) month period then ending, plus current maturities of long-term Consolidated Funded Indebtedness for the immediately following 12-month period, in each case calculated for the Borrower and its Subsidiaries on a consolidated basis. For purposes of this definition, the current maturities of long-term Consolidated Funded Indebtedness shall exclude the following: (i) the entire principal balance of the Revolving Credit Facility, and (ii) that portion of the balloon payments falling due at the maturities of the Term Loan Facility and the R/E Term Loan Facility in excess of the regularly scheduled monthly installment amounts. In the event that the Borrower conducts an equity offering and the Required Lenders agree to allow a portion of the mandatory prepayment resulting therefrom (as provided in Section 2.3.4(b)) to be applied by the Borrower to the next maturing principal installments due under the Term Loan Facility and the R/E Term Loan Facility, then for purposes of this definition (i) in determining the Borrower's compliance with Section 6.24.2, the principal installments so prepaid will not be included in calculating the current maturities of long-term Consolidated Funded Indebtedness, but (ii) in determining the Applicable Margin and Applicable Fee Rate under the Pricing Schedule, the principal installments so prepaid will nevertheless be included in calculating the current maturities of long-term Consolidated Funded Indebtedness.

         "Consolidated EBIDA" means Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense, (ii) depreciation, (iii) amortization, and (iv) non-cash writedowns of goodwill in accordance with the applicable accounting standards under GAAP, all calculated for the Borrower and its Subsidiaries on a consolidated basis. In calculating Consolidated EBIDA (and any other financial ratios or determinations which refer to Consolidated EBIDA) following the closing of any Acquisition which has been approved by the Required Lenders, such calculation shall be adjusted to take into account the financial impact of such Acquisition (as if such Acquisition had occurred prior to, and the Subsidiary or Property acquired pursuant to such Acquisition had been owned by the Borrower throughout, the entire calculation period prior to the date as of which such calculation is being made), but the manner of making such adjustment shall be determined by the Lender in its sole discretion using such methodology as the Lender deems appropriate under the circumstances.

         "Consolidated EBITDA" means Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense, (ii) expense for taxes paid in cash, (iii) depreciation, (iv) amortization, and (v) non-cash writedowns of goodwill in accordance with the applicable accounting standards under GAAP, all calculated for the Borrower and its Subsidiaries on a consolidated basis. In calculating Consolidated EBITDA (and any other financial ratios or determinations which refer to Consolidated EBITDA) following the closing of any Acquisition which has been approved by the Required Lenders, such calculation shall be adjusted to take into account the financial impact of such Acquisition (as if such Acquisition had occurred prior to, and the Subsidiary or Property acquired pursuant to such Acquisition had been owned by the Borrower throughout, the entire calculation period prior to the date as of which such calculation is being made), but the manner of making such adjustment shall be determined by the Lender in its sole discretion using such methodology as the Lender deems appropriate under the circumstances.

         "Consolidated Funded Indebtedness" means at any time the aggregate dollar amount of Consolidated Indebtedness which has actually been funded and is outstanding at such time, whether or not such amount is due or payable at such time.

         "Consolidated Indebtedness" means at any time the Indebtedness of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time.

         "Consolidated Interest Expense" means, with reference to any period, the interest expense of the Borrower and its Subsidiaries calculated on a consolidated basis for such period.

         "Consolidated Net Income" means, with reference to any period, the net income (or loss) of the Borrower and its Subsidiaries calculated on a consolidated basis for such period.

         "Consolidated Net Worth" means at any time the consolidated stockholders' equity of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time.

         "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership.

         "Conversion/Continuation Notice" is defined in Section 2.9.

         "Controlled Group" means all members of a controlled group of corporations or other business entities and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

         "Corporate Base Rate" means a rate per annum equal to the corporate base rate or prime rate of interest announced by Bank One or by its parent, Bank One Corporation, from time to time, changing when and as said corporate base rate or prime rate changes.

         "Default" means an event described in Article VII.

         "Effective Date" means the date of this Agreement.

         "Eligible Account" means, as of any determination date, any Account (a) which arose from a bona fide, outright sale of Inventory or from the performance of services by the Borrower or one of its Subsidiaries, (b) if arising from the sale of Inventory, as to which the items of Inventory have been shipped for delivery, (c) which is based upon a valid, enforceable and legally binding order or contract, (d) which has been billed or invoiced in accordance with the terms of such order or contract, (e) for which the account debtor is unconditionally obligated to make payment, and (f) in and to which the Agent has a valid and perfected first priority security interest. The term shall exclude the following:

                  (i) Any Account which is in dispute or as to which Borrower or the applicable Subsidiary has received notice that the account debtor claims right of rejection, return, recoupment, setoff, counterclaim, deduction or defense to payment;

                  (ii) Any Account which is subject to any assignment, adverse claim or Lien (other than in favor of the Agent);

                  (iii) Any Account which is evidenced by, or as to which the Borrower or the applicable Subsidiary has received, a note, chattel paper, draft, check, trade acceptance or other instrument in payment thereof or obtained a judgment with respect thereto;

                  (iv) Any Account as to which the account debtor is an Affiliate of the Borrower;

                  (v) Any Account as to which the account debtor is a governmental agency or other governmental authority; provided, however, that up to $250,000 of Accounts payable by governmental agencies and authorities may be treated as Eligible Accounts;

                  (vi) Any Account as to which the account debtor has died or is the subject of dissolution, liquidation, termination of existence, insolvency, business failure, receivership, bankruptcy, readjustment of debt, assignment for the benefit of creditors or similar proceedings;

                  (vii) Any Account which is payable in a currency other than United States Dollars;

                  (viii) Any Account which is due from an account debtor which is located outside the United States or which is incorporated or organized under the laws of a jurisdiction other than a state of the United States;

                  (ix) Any Account which remains unpaid more than 90 days following the original invoice date;

                  (x) Any Account which is due and owing from an account debtor which has an outstanding balance under Accounts which have been billed and invoiced, if 20% or more of such balance has been outstanding more than 90 days beyond the original invoice date; and

                  (xi) Any other Account as to which the Agent has made a determination, in the reasonable exercise of its discretion, that the prospects for collection are doubtful.

         "Eligible Accounts Balance" means, as of any determination date, the aggregate unpaid balance (net of interest and finance charges) of all Eligible Accounts outstanding on such date; provided, however, that the following amounts shall be subtracted from such calculation as to any individual account debtor (or group of related account debtors): (i) the amount by which the total balance due from such account debtor (or group of related account debtors) on Eligible Accounts exceeds 25% of the aggregate balance due under all Accounts then outstanding; and (ii) the amount of any accounts payable (contra accounts) then due and owing by the Borrower or any of its Subsidiaries to such account debtor (or group of account debtors).

         "Eligible Inventory" means, as of any determination date, that portion of the Inventory of the Borrower and its Subsidiaries consisting of finished goods and raw materials (a) which is owned by the Borrower and its Subsidiaries outright, free and clear of any adverse claim or Lien (except in favor of the Agent), (b) which is in the possession of the Borrower and/or its Subsidiaries or in the possession of a bailee which has entered into a bailee agreement with the Agent, in form satisfactory to the Agent, and (c) as to which no Account has arisen by virtue of sale or other disposition. The term shall exclude the following:

                  (i)      damaged, obsolete or unmerchantable goods;

                  (ii)     returned goods;

                  (iii)    work in process;

                  (iv) the spare parts Inventory of the Borrower's lodging division;

                  (v) slow-moving items of Inventory (i.e., Inventory not expected to be sold within one year in the ordinary course of business);

                  (vi)     Inventory held by or warehoused with Avaya; and

                  (vii) Inventory in the possession of any bailee which has not entered into a satisfactory bailee letter with the Agent.

         "Eligible Inventory Balance" means, as of any determination date, the aggregate value of all items of Eligible Inventory, determined at the lower of cost or market on a "first-in, first-out" (FIFO) or average cost basis.

         "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to
(i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

         "Eurodollar Advance" means an Advance which, except as otherwise provided in Section 2.11, bears interest at the applicable Eurodollar Rate.

         "Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, (i) if Reuters Screen FRBD is not available to the Agent for any reason, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, and (ii) if no such British Bankers' Association Interest Settlement Rate is available to the Agent, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Agent to be the rate at which Bank One or one of its Affiliate banks offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of Bank One's relevant Eurodollar Loan and having a maturity equal to such Interest Period.

         "Eurodollar Loan" means a Loan which, except as otherwise provided in
Section 2.11, bears interest at the applicable Eurodollar Rate.

         "Eurodollar Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Interest

Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus (ii) the Applicable Margin.

         "Excess Cash Flow" means, for any fiscal year of the Borrower, an amount equal to Consolidated EBITDA for such fiscal year (excluding extraordinary transactions), less the sum of the following amounts for the same period: (i) scheduled principal payments on the Loans, (ii) Consolidated Interest Expenses (to the extent paid in cash), (iii) taxes paid in cash, and
(iv) unfunded Capital Expenditures, in each case determined on a consolidated basis.

         "Excluded Taxes" means, in the case of each Lender or applicable Lending Installation and the Agent, taxes imposed on its overall net income, and franchise taxes imposed on it, by (i) the jurisdiction under the laws of which such Lender or the Agent is incorporated or organized or (ii) the jurisdiction in which the Agent's or such Lender's principal executive office or such Lender's applicable Lending Installation is located.

         "Exhibit" refers to an exhibit to this Agreement, unless another document is specifically referenced.

         "Facility" means any of the Revolving Credit Facility, the Term Loan Facility or the R/E Term Loan Facility.

         "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Tulsa time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

         "Fee Letter" means that certain letter agreement dated as of October 27, 1999, by and among the Borrower, the Agent and Banc One Capital Markets, Inc.

         "Financial Contract" of a Person means (i) any exchange-traded or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics, or (ii) any Rate Management Transaction.

         "Floating Rate" means, for any day, a rate per annum equal to the Alternate Base Rate for such day plus (ii) the Applicable Margin, in each case changing when and as the Alternate Base Rate changes.

         "Floating Rate Advance" means an Advance which, except as otherwise provided in Section 2.11, bears interest at the Floating Rate.

         "Floating Rate Loan" means a Loan which, except as otherwise provided in Section 2.11, bears interest at the Floating Rate.

         "GAAP" means generally accepted accounting principles as in effect from time to time, applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.4.

         "Guaranty" means the Subsidiary Guaranty dated November 30, 1999, executed by UST in favor of the Agent for the benefit of the Lenders and the Agent, as the same may be amended, modified or supplemented from time to time.

         "Headquarters Building" means the land and office building constructed thereon located at 1814 W. Tacoma, Broken Arrow, Oklahoma, and used as the headquarters of the Borrower.

         "Indebtedness" of a Person means such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) obligations of such Person to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property, (vi) Capitalized Lease Obligations, (vii) any other obligation for borrowed money or other financial accommodation which in accordance with GAAP would be shown as a liability on the consolidated balance sheet of such Person, and (viii) Off-Balance Sheet Liabilities.

         "Interest Period" means, with respect to a Eurodollar Advance, a period of one, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Interest Period shall end on the day which corresponds numerically to such date one, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

         "Inventory" of a Person means and includes all inventory of such Person, now existing or hereafter acquired and wherever located, including (i) raw goods and raw materials, (ii) goods in process, (iii) finished goods, (iv) materials, supplies, containers, boxes and packaging materials, (v) materials used or consumed in the course of business, and (vi) all other goods held or stored for sale or lease or furnished or to be furnished under contracts of service.

         "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities owned by such Person; any deposit accounts and certificate of deposit owned by such Person; and structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person.

         "Lenders" means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns.

         "Lending Installation" means, with respect to a Lender or the Agent, the office, branch, subsidiary or affiliate of such Lender or the Agent listed on the signature pages hereof or on a Schedule or otherwise selected by such Lender or the Agent pursuant to Section 2.17.

         "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

         "Leverage Ratio" means, as of any Quarterly Calculation Date, the ratio of (i) Consolidated Funded Indebtedness outstanding on such date to (ii) Consolidated EBITDA for the Borrower's then most-recently ended four fiscal quarters.

         "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

         "Loan" means, with respect to a Lender, any loan made by such Lender pursuant to Article II (or any conversion or continuation thereof). A "Loan" may be a Revolving Loan, a Term Loan, or an R/E Term Loan.

         "Loan Documents" means this Agreement, any Notes issued pursuant to
Section 2.13, the Collateral Documents, the Guaranty, any guaranty agreement hereafter executed by a Subsidiary in connection herewith, and any other documents, agreements, instruments and writings executed by the Borrower or any Subsidiary in connection with this Agreement or the Facilities.

         "Loan Value" means, with respect to the Headquarters Building, an amount equal to 85% of the appraised value of the Headquarters Building, as set forth in the appraisal delivered pursuant to Section 4.1.3(i) (but only if such appraised value is accepted by the Agent in the exercise of its sole discretion).

         "Material Adverse Effect" means a material adverse effect on (i) the business, Property, condition (financial or otherwise), results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower to perform its obligations under the Loan Documents to which it is a party, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent or the Lenders thereunder.

         "Material Indebtedness" is defined in Section 7.5.

         "Moody's" means Moody's Investors Service, Inc.

         "Mortgage" means the Real Estate Mortgage, Security Agreement, Assignment of Rents, Financing Statement and Fixture Filing dated November 30, 1999, and covering the Headquarters Building, executed by the Borrower in favor of the Agent for the benefit of the Lenders and recorded in the real estate records of the County Clerk of Tulsa County on December 3, 1999, in Book 6301, at Page 1624, as the same may be amended, modified or supplemented from time to time.

         "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

         "Non-U.S. Lender" is defined in Section 3.5(iv).

         "Note" means any promissory note issued at the request of a Lender pursuant to Section 2.13 (whether a Revolving Note, a Term Note or an R/E Term
Note).

         "Notice of Assignment" is defined in Section 12.3.2.

         "Obligations" means all unpaid principal of and accrued and unpaid interest on the Loans, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Agent or any indemnified party arising under the Loan Documents.

         "Off-Balance Sheet Liability" of a Person means (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability under any Sale and Leaseback Transaction which is not a Capitalized Lease, (iii) any liability under any so-called "synthetic lease" transaction entered into by such Person, or (iv) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheets of such Person, but excluding from this clause
(iv) Operating Leases.

         "Operating Lease" of a Person means any lease of Property (other than a Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more.

         "Other Taxes" is defined in Section 3.5(ii).

         "Participants" is defined in Section 12.2.1.

         "Payment Date" means the last day of each calendar month.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Person" means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

         "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

         "Pricing Schedule" means the Schedule attached hereto identified as such.

         "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

         "Pro Rata Share" means, with respect to any Lender at any time, the percentage obtained by dividing (A) the sum of (i) such Lender's Revolving Credit Commitment at such time, as adjusted from time to time in accordance with the provisions of this Agreement (or, in the event the Aggregate Revolving Credit Commitment has terminated, the sum of such Lender's Revolving Loans outstanding at such time), plus (ii) such Lender's Term Loan outstanding at such time, plus (iii) such Lender's R/E Term Loan outstanding at such time, as adjusted from time to time in accordance with the provisions of this Agreement by (B) the sum of (i) the Aggregate Revolving Credit Commitment at such time (or, in the event the Aggregate Revolving Credit Commitment has terminated, the total of all Revolving Loans outstanding at such time), plus (ii) the aggregate amount of all Term Loans outstanding at such time, plus (iii) the aggregate amount of all R/E Term Loans outstanding at such time.

         "Purchasers" is defined in Section 12.3.1.

         "Quarterly Calculation Date" means the last day of each fiscal quarter of the Borrower.

         "Rate Management Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Management Transactions, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Transactions.

         "Rate Management Transaction" means any transaction (including an agreement with respect thereto) now existing or hereafter entered into between the Borrower and any Lender or Affiliate thereof which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

         "Rentals" of a Person means the aggregate fixed amounts payable by such Person under any Operating Lease.

         "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "Reports" is defined in Section 9.5.

         "Required Lenders" means Lenders whose Pro Rata Shares, in the aggregate, are greater than 66.67%, except that, in the event there are not more than two (2) Lenders as of any relevant date, "Required Lenders" means all of the Lenders.

         "Reserve Requirement" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

         "Revolving Credit Commitment" means, for each Lender, the obligation of such Lender to make Revolving Loans to the Borrower in an amount not exceeding the amount set forth opposite such Lender's name on the signature pages hereto directly underneath the caption "Revolving Loan Commitment" or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to Section 12.3.2, as such amount may be modified from time to time pursuant to the terms hereof.

         "Revolving Credit Facility" means the revolving credit facility continued and increased by the Lenders pursuant to Section 2.1.1.

         "Revolving Credit Facility Termination Date" means October 31, 2002, or any earlier date on which the Aggregate Revolving Credit Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

         "Revolving Loan" means, with respect to a Lender, any loan made by such Lender pursuant to Section 2.1.1 (or any continuation or conversion thereof).

         "Revolving Note" means a promissory note issued at the request of a Lender pursuant to Section 2.13, substantially in the form of Exhibit "F-1".

         "R/E Term Loan" means, with respect to a Lender, the loan made by such Lender pursuant to Section 2.1.3 (and any conversion or continuation thereof).

         "R/E Term Loan Commitment" means, for each Lender, the amount set forth opposite such Lender's name in the signature pages hereto directly underneath the caption "R/E Term Loan Commitment, but in any event not more than such Lender's Pro Rata Share of the Loan Value of the Headquarters Building.

         "R/E Term Loan Facility" means the term loan facility established by the Lenders pursuant to Section 2.1.3.

         "R/E Term Note" means a promissory note issued at the request of a Lender pursuant to Section 2.13, substantially in the form of Exhibit "F-3".

         "S&P" means Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

         "SEC" means the Securities and Exchange Commission of the United States of America, or any successor agency to its functions.

         "Sale and Leaseback Transaction" means any sale or other transfer of Property by any Person with the intent to lease such Property as lessee.

         "Schedule" refers to a specific schedule to this Agreement, unless another document is specifically referenced.

         "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

         "Secured Obligations" means, collectively, (i) the Obligations and (ii) all Rate Management Obligations owing to one or more Lenders.

         "Security Agreement" means Pledge and Security Agreement dated November 30, 1999, executed by the Borrower and UST (and to be executed by each Subsidiary hereafter formed or acquired by the Borrower) in favor of the Agent for the benefit of the Lenders, as the same may be amended, modified or supplemented from time to time.

         "Single Employer Plan" means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

         "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

         "Substantial Portion" means, with respect to the Property of the Borrower and its Subsidiaries, Property which (i) represents more than 10% of the consolidated assets of the Borrower and its Subsidiaries as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made, or (ii) is responsible for more than 10% of the consolidated net sales or of the consolidated net income of the Borrower and its Subsidiaries as reflected in the financial statements referred to in clause (i) above.

         "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes and Other Taxes.

         "Term Loan" means, with respect to a Lender, the loan made by such Lender pursuant to Section 2.1.2 (and any conversion or continuation thereof).

         "Term Loan Commitment" means, for each Lender, the amount set forth opposite such Lender's name in the signature pages hereto directly underneath the caption "Term Loan Commitment."

         "Term Loan Facility" means the term loan facility established by the Lenders pursuant to Section 2.1.2.

         "Term Note" means a promissory note issued at the request of a Lender pursuant to Section 2.13, substantially in the form of Exhibit "F-2".

         "Transferee" is defined in Section 12.4.

         "Type" means, with respect to any Advance, its nature as a Floating Rate Advance or a Eurodollar Advance.

         "UST" means U. S. Technologies Systems, Inc., a Missouri corporation.

         "Unfunded Liabilities" means the amount (if any) by which the present value of all vested and unvested accrued benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations.

         "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

         "Wholly-Owned Subsidiary" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

         1.2. Plural Terms. The definitions set forth in Section 1.2 shall be equally applicable to both the singular and plural forms of the defined terms.

         1.3. References to Subsidiaries. Reference in this Agreement to Subsidiaries of the Borrower shall be applicable only during such periods of time that the Borrower (with the consent of the Required Lenders) has one or more Subsidiaries. Notwithstanding any references contained herein to Subsidiaries formed or acquired by the Borrower after the Effective Date, no such Subsidiary shall be formed or acquired except upon the prior consent of the Required Lenders (as required under Sections 6.12.2 and 6.14).

         1.4. Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP. References herein to the "consolidated" financial statements of the Borrower and to accounting or financial determinations which are to be made hereunder on a "consolidated" basis shall apply only during such periods of time that the Borrower (with the consent of the Required Lenders) has one or more consolidated Subsidiaries.

         1.5. Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

                                   ARTICLE II
                                   THE CREDITS

         2.1.     The Credit Facilities.

                  2.1.1. Revolving Credit Facility. From and including the Effective Date and prior to the Revolving Credit Facility Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make revolving loans to the Borrower from time to time (each individually a "Revolving Loan" and, collectively, the "Revolving Loans") in amounts not to exceed in the aggregate at any one time outstanding the lesser of
(i) the amount of its Revolving Credit Commitment or (ii) its Pro Rata Share of the Borrowing Base in effect at such time. Each Advance made under the Revolving Credit Facility shall consist of Revolving Loans made by the Lenders ratably in proportion to each Lender's Pro Rata Share of the Aggregate Revolving Credit Commitment, and at no time shall the aggregate principal amount of all Revolving Loans outstanding hereunder exceed the lesser of (i) the Aggregate Revolving Credit

Commitment or (ii) the Borrowing Base in effect at such time. No Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Revolving Loan hereunder nor shall the Revolving Credit Commitment of any Lender be increased or decreased as a result of any such failure. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Revolving Loans at any time prior to the Revolving Credit Facility Termination Date. The Revolving Credit Commitments of the Lenders shall expire on the Revolving Credit Facility Termination Date.

                  2.1.2. Term Loan Facility. On the Effective Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make a term loan to the Borrowers in an amount equal to the amount of its Term Loan Commitment (each individually a "Term Loan" and collectively, the "Term Loans"). No Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Term Loan hereunder nor shall the Term Loan Commitment of any Lender be increased or decreased as a result of such failure. No portion of any Term Loan shall be reborrowed once it is repaid.

                  2.1.3. R/E Term Loan Facility. On the Effective Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make a term loan to the Borrowers in an amount equal to the amount of its R/E Term Loan Commitment (each individually a "R/E Term Loan" and collectively, the "R/E Term Loans"). No Lender shall be responsible for any failure by any other Lender to perform its obligation to make any R/E Term Loan hereunder nor shall the R/E Term Loan Commitment of any Lender be increased or decreased as a result of such failure. No portion of any R/E Term Loan shall be reborrowed once it is repaid.

                  2.1.4 Borrowing Base Limitations. On or before the Effective Date, the Agent will calculate the initial Borrowing Base (to be in effect from the Effective Date until the first redetermination of the Borrowing
Base) based on the calculations set forth in the Borrowing Base Certificate to be delivered pursuant to Section 4.1.2(ix). Within 15 days after the Borrower delivers each Borrowing Base Certificate and at such other times as the Agent in its sole discretion may select, the Agent shall recalculate the Borrowing Base (taking into account the calculations set forth in the applicable Borrowing Base Certificate, but without being bound thereby) and notify the Borrower of the revised Borrowing Base. Each revised Borrowing Base shall remain in effect until the Agent notifies the Borrower of a change in the Borrowing Base. At no time will the Lenders be required to make any requested Advance under the Revolving Credit Facility if the aggregate principal balance of all Revolving Loans then outstanding exceeds the Borrowing Base then in effect or if the making of such Advance would cause the aggregate principal balance outstanding under the Revolving Credit Facility to exceed the Borrowing Base then in effect.

         2.2.     Purpose; Use of Proceeds.

                  2.2.1. Revolving Credit Facility. The initial Advance made under the Revolving Credit Facility will be used (i) to continue the Indebtedness outstanding under the Existing Revolving Credit Facility as of the Effective Date, (ii) to renew, rearrange and refinance $3,000,000 of the Indebtedness outstanding under the Existing Acquisition Loan Facility as of the Effective Date, and (iii) to repay a $1,000,000 subordinated note of the Borrower. Proceeds of each Advance made under the Revolving Credit Facility after the Effective Date shall be used by the Borrower for general corporate working capital purposes and to finance Capital Expenditures.

                  2.2.2. Term Loan Facility. The Term Loans will be made in consolidation, continuation and rearrangement of the Indebtedness outstanding under the Existing Term Loan Facility and the Existing Acquisition Term Loan Facility as of the Effective Date, other than the portions of such Indebtedness to be refinanced under the Revolving Credit Facility and the R/E Term Loan Facility.

                  2.2.3. R/E Term Loan Facility. The R/E Term Loans will be made in continuation, rearrangement and refinancing of $2,550,000 of the Indebtedness outstanding under the Existing Acquisition Term Loan Facility as of the Effective Date.

         2.3.     Required Principal Payments; Termination.

                  2.3.1. Revolving Credit Facility. All outstanding Revolving Loans and all other unpaid Obligations arising under or relating to the Revolving Credit Facility shall be due and payable in full on the Revolving Credit Facility Termination Date.

                  2.3.2. Term Loan Facility. The Term Loans shall be payable as to principal in twenty-four (24) consecutive monthly payments, which shall be due on each Payment Date commencing November 30, 2001, and continuing on the last day of each calendar month thereafter to and including October 31, 2003, with each installment (except the final installment due at maturity) to be in the aggregate principal amount of $259,861.44 and with the final installment due at maturity to be equal to the then outstanding principal balance of the Term Loans and all other unpaid Obligations arising under or relating to the Term Loan Facility.

                  2.3.3. R/E Term Loan Facility. The R/E Term Loans shall be payable as to principal in twenty-four (24) consecutive monthly payments, which shall be due on each Payment Date commencing November 30, 2001, and continuing on the last day of each calendar month thereafter to and including October 31, 2003, with each installment (except the final installment due at maturity) to be in the aggregate principal amount of $14,166.66 and with the final installment due at maturity to be equal to the then outstanding principal balance of the R/E Term Loans and all other unpaid Obligations arising under or relating to the R/E Term Loan Facility.

                  2.3.4.   Mandatory Prepayments.

                  (a) If the aggregate principal balance of all Revolving Loans at any time outstanding exceeds the Borrowing Base then in effect, the Borrower shall make an immediate mandatory prepayment of principal on the Revolving Loans sufficient to reduce the aggregate principal balance of the Revolving Loans to not more than the Borrowing Base then in effect.

                  (b) Within three (3) Business Days after receipt thereof, the Borrower shall make a mandatory prepayment on the Loans in an amount equal to the net proceeds received by the Borrower from (i) the sale of a Substantial Portion of its Properties, (ii) the creation or incurrence of additional Indebtedness (other than Loans and additional Indebtedness permitted under Section 6.11), or (iii) the sale or issuance of any equity securities (but in the case of any sale or issuance of equity securities, prepayment shall be required only to the extent that the net proceeds thereof are less than or equal to the aggregate principal amount of all outstanding Term Loans and R/E Term Loans). Any mandatory prepayment made pursuant to clause (i) or (ii) preceding shall be applied as follows (to the extent of available proceeds): first, to the principal installments payable under Section 2.3.2 with respect to the Term Loans in the inverse order of maturity; then, to the principal installments payable under Section 2.3.3 with respect to the R/E Term Loans in the inverse order of maturity; and finally, to any outstanding Revolving Loans. Any mandatory prepayment made pursuant to clause (iii) preceding shall be applied as follows (to the extent of available proceeds): first, to the principal installments payable under Section 2.3.2 with respect to the Term Loans in the inverse order of maturity; and then, to the principal installments payable under
Section 2.3.3 with respect to the R/E Term Loans in the inverse order of maturity. Upon request of the Borrower, the Required Lenders agree to consider and negotiate terms under which some portion of any mandatory prepayment made pursuant to clause (iii) preceding would be applied to the next maturing principal installments payable under Sections 2.3.2 and 2.3.3 with respect to the Term Loans and/or the R/E Term Loans (as opposed to the order of application specified in the preceding sentence), provided, however, that any decision made by the Required Lenders with respect to any such request shall be final and conclusive. To the extent any mandatory prepayment is applied to the outstanding Revolving Loans, the Aggregate Revolving Credit Commitment shall be permanently reduced by a like amount. Nothing contained in this Section 2.3.4 shall nullify the requirements, as set forth in Section 6.11 and 6.13, respectively, for consent of the Required Lenders to any sale by the Borrower of a Substantial Portion of its Properties or the creation or incurrence of additional Indebtedness.

                  (c) Within three (3) Business Days after each delivery of the annual financial statements required to be delivered under Sections 6.1(i), the Borrower shall make a mandatory prepayment on the Term Loans in an amount equal to (i) 75% of Excess Cash Flow for the preceding fiscal year, if the Leverage Ratio at the end of such fiscal year was greater than 2.50 to 1.0, or
(ii) 50% of Excess Cash Flow for the preceding fiscal year, if the Leverage Ratio at the end of such fiscal year was less than or equal to 2.50 to 1.0. Any mandatory prepayment made pursuant to this subparagraph shall be applied to the principal installments payable under Section 2.3.2 with respect to the Term Loans in the inverse order of maturity.

         2.4. Types of Advances. The Advances under the Revolving Credit Facility, the Term Loan Facility and the R/E Term Loan Facility may be Floating Rate Advances or Eurodollar Advances, or a combination thereof, selected by the Borrowers in accordance with Sections 2.8 and 2.9. Not more than three (3) Eurodollar Advances may be outstanding at any time under any Facility.

         2.5. Commitment Fee; Reductions in Aggregate Commitments. The Borrower agrees to pay to the Agent for the account of each Lender a commitment fee at a per annum rate equal to the Applicable Fee Rate on the daily unused portion of such Lender's Revolving Credit

Commitment from the date hereof to and including the Revolving Credit Facility Termination Date, payable on each Payment Date hereafter and on the Revolving Credit Facility Termination Date. The Borrower may permanently reduce the Aggregate Revolving Credit Commitment, in whole or in part ratably among the Lenders, in integral multiples of $1,000,000, upon at least three Business Days' written notice to the Agent, which notice shall specify the amount of any such reduction, provided, however, that the amount of the Aggregate Revolving Credit Commitment may not be reduced below the aggregate principal amount of the Advances outstanding under the Revolving Credit Facility, as applicable. All accrued commitment fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Revolving Loans hereunder.

         2.6. Minimum Amount of Each Advance. Each Eurodollar Advance shall be in the minimum amount of $500,000 (and in multiples of $250,000 if in excess thereof), and each Floating Rate Advance shall be in the minimum amount of $250,000 (and in multiples of $100,000 if in excess thereof), provided, however, that any Floating Rate Advance under the Revolving Credit Facility may be in the amount of the unused Aggregate Revolving Credit Commitment.

         2.7. Optional Principal Payments. The Borrower may from time to time pay, without penalty or premium, all outstanding Floating Rate Advances, or, in a minimum aggregate amount of $250,000 or any integral multiple of $100,000 in excess thereof, any portion of the outstanding Floating Rate Advances upon one Business Days' prior notice to the Agent. The Borrower may pay, without premium or penalty, any Eurodollar Advance at the end of the applicable Interest Period, but no Eurodollar Advance may be pre-paid prior to the end of the applicable Interest Period. Principal prepayments made on the Term Loans or the R/E Term Loans shall be applied to the principal installments payable under Section 2.3.2 or 2.3.3, as applicable, in the inverse order of maturity.

         2.8. Method of Selecting Types and Interest Periods for New Advances. The Borrower shall select the Type of Advance and, in the case of each Eurodollar Advance, the Interest Period applicable thereto from time to time. The Borrower shall give the Agent irrevocable notice (a "Borrowing Notice") not later than 10:00 a.m. (Tulsa time) at least one Business Day before the Borrowing Date of each Floating Rate Advance and three Business Days before the Borrowing Date for each Eurodollar Advance, specifying:

     (i) the Borrowing Date, which shall be a Business Day, of such Advance,

     (ii)         the aggregate amount of such Advance,

     (iii)        the Type of Advance selected, and

     (iv) in the case of each Eurodollar Advance, the Interest Period applicable thereto.

Not later than noon (Tulsa time) on each Borrowing Date, each Lender shall make available its Loan or Loans in funds immediately available in Tulsa to the Agent at its address specified pursuant to Article XIII. The Agent will make the funds so received from the Lenders available to the Borrower at the Agent's aforesaid address.

         2.9. Conversion and Continuation of Outstanding Advances. Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurodollar Advances pursuant to this
Section 2.9 or are repaid in accordance with Section 2.3 or 2.7. Each Eurodollar Advance shall continue as a Eurodollar Advance until the end of the then applicable Interest Period therefor, at which time such Eurodollar Advance shall be automatically converted into a Floating Rate Advance unless the Borrower shall have given the Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Eurodollar Advance continue as a Eurodollar Advance for the same or another Interest Period or unless such Eurodollar Advance is repaid in accordance with Section 2.3. Subject to the terms of Section 2.6, the Borrower may elect from time to time to convert all or any part of a Floating Rate Advance into a Eurodollar Advance. The Borrower shall give the Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of a Floating Rate Advance into a Eurodollar Advance or continuation of a Eurodollar Advance not later than 10:00 a.m. (Tulsa time) at least three Business Days prior to the date of the requested conversion or continuation, specifying:

     (i) the requested date, which shall be a Business Day, of such conversion or continuation,

     (ii) the aggregate amount and Type of the Advance which is to be converted or continued, and

     (iii) the amount of such Advance which is to be converted into or continued as a Eurodollar Advance and the duration of the Interest Period applicable thereto.

         2.10. Interest; Changes in Interest Rate. Each Floating Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is automatically converted from a Eurodollar Advance into a Floating Rate Advance pursuant to Section 2.9, to but excluding the date it is paid or is converted into a Eurodollar Advance pursuant to Section 2.9 hereof, at a rate per annum equal to the Floating Rate for such day. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined by the Agent as applicable to such Eurodollar Advance based upon the Borrower's selections under Sections
2.8 and 2.9 and otherwise in accordance with the terms hereof. No Interest Period with respect to any Advance under any Facility may end after the maturity or termination of such Facility. The Borrower shall select Interest Periods so that it is not necessary to repay any portion of a Eurodollar Advance prior to the last day of the applicable Interest Period in order to make a payment (including a mandatory prepayment) required pursuant to Section 2.3.

         2.11. Rates Applicable After Default. Notwithstanding anything to the contrary contained in Section 2.8 or 2.9, during the continuance of a Default or Unmatured Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that no Advance may be made as, converted into or continued as a Eurodollar Advance. During the continuation of a Default, the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that (i) each Eurodollar Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 2% per annum and (ii) each Floating Rate Advance shall bear interest at a rate per annum equal to the Floating Rate in effect from time to time plus 2% per annum, provided that, during the continuance of a Default under Section 7.6 or 7.7, the interest rates set forth in clauses (i) and (ii) above shall be applicable to all Advances without any election or action on the part of the Agent or any Lender.

         2.12. Method of Payment. All payments of the Obligations hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Agent at the Agent's address specified pursuant to
Article XIII, or at any other Lending Installation of the Agent specified in writing by the Agent to the Borrower, by noon (local time) on the date when due and shall be applied ratably by the Agent among the Lenders. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds that the Agent received at its address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Agent from such Lender. The Agent is hereby authorized to charge the account of the Borrower maintained with Bank One for each payment of principal, interest and fees as it becomes due hereunder.

         2.13.    Noteless Agreement; Evidence of Indebtedness.

     (i) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

     (ii)         The Agent shall also maintain accounts in which it will record
                  (a) the amount of each Loan made hereunder, the Type thereof and the Interest Period with respect thereto, (b) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (c) the amount of any sum received by the Agent hereunder from the Borrower and each Lender's share thereof.

     (iii) The entries maintained in the accounts maintained pursuant to paragraphs (i) and (ii) shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms.

     (iv) Any Lender may request that its Loans be evidenced by one or more promissory notes (each, a "Note"). In such event, the Borrower shall prepare, execute and deliver to such Lender one or more Notes payable to the order of such Lender in a form supplied by the Agent. Thereafter, the Loans evidenced by such Notes and interest thereon shall at all times (including after any assignment pursuant to Section 12.3) be represented by one or more Notes payable to the order of the payee named therein or any assignee pursuant to Section 12.3, except to the extent that any such Lender or assignee subsequently returns any such Notes for cancellation and requests that such Loans once again be evidenced as described in paragraphs (i) and (ii) above.

         2.14. Telephonic Notices. The Borrower hereby authorizes the Lenders and the Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Agent or any Lender in good faith believes to be acting on behalf of the Borrower, it being understood that the foregoing authorization is specifically intended to allow Borrowing Notices and Conversion/Continuation Notices to be given telephonically. The Borrower agrees to deliver promptly to the Agent a written confirmation, if such confirmation is requested by the Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Agent and the Lenders, the records of the Agent and the Lenders shall govern absent manifest error.

         2.15. Interest Payment Dates; Interest and Fee Basis. Interest accrued on each Floating Rate Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof and at maturity. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Eurodollar Advance on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each Eurodollar Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance is prepaid, whether by mandatory prepayment, upon acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest and commitment fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

         2.16. Notification of Advances, Interest Rates, Prepayments and Commitment Reductions. Promptly after receipt thereof, the Agent will notify each Lender of the contents of each reduction notice with respect to the Aggregate Revolving Credit Commitment, Borrowing Notice, Conversion/Continuation Notice and repayment notice received by it hereunder. The

Agent will notify each Lender of the interest rate applicable to each Eurodollar Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

         2.17. Lending Installations. Each Lender may book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans and any Notes issued hereunder shall be deemed held by each Lender for the benefit of any such Lending Installation. Each Lender may, by written notice to the Agent and the Borrower in accordance with Article XIII, designate replacement or additional Lending Installations through which Loans will be made by it and for whose account Loan payments are to be made.

         2.18. Non-Receipt of Funds by the Agent. Unless the Borrower or a Lender, as the case may be, notifies the Agent prior to the date on which it is scheduled to make payment to the Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Agent for the account of the Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Agent, the recipient of such payment shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (x) in the case of payment by a Lender, the Federal Funds Effective Rate for such day for the first three days and, thereafter, the interest rate applicable to the relevant Loan or (y) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

         2.19.    Replacement of Lender. If the Borrower is required pursuant to
Section 3.1, 3.2 or 3.5 to make any additional payment to any Lender or if any Lender's obligation to make or continue, or to convert Floating Rate Advances into, Eurodollar Advances shall be suspended pursuant to Section 3.3 (any Lender so affected, an "Affected Lender"), the Borrower may elect, if such amounts continue to be charged or such suspension is still effective, to replace such Affected Lender as a Lender party to this Agreement, provided that no Default or Unmatured Default shall have occurred and be continuing at the time of such replacement, and provided further that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrower and the Agent shall agree, as of such date, to purchase for cash the Advances and other Obligations due to the Affected Lender pursuant to an assignment substantially in the form of Exhibit "D" and to become a Lender for all purposes under this Agreement and to assume all obligations of the Affected Lender to be terminated as of such date and to comply with the requirements of Section 12.3 applicable to assignments, and (ii) the Borrower shall pay to such Affected Lender in same day funds on the day of such replacement (A) all interest, fees and other amounts then accrued but unpaid to such Affected Lender by the Borrower hereunder to and including the date of termination, including without limitation payments due to such Affected Lender under Sections 3.1, 3.2 and 3.5, and (B) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 3.4 had the Loans of such Affected Lender been prepaid on such date rather than sold to the replacement Lender.

         2.20. Collateral. To secure the Obligations, the Borrower shall grant and convey in favor of the Agent, and shall cause UST and each Subsidiary hereafter formed or acquired by the Borrower to grant and convey in favor of the Agent, and further, shall maintain and cause to be maintained in favor of the Agent at all times during the term of this Agreement and until the Obligations are paid and satisfied in full, valid and perfected first priority security interests and mortgage liens in all of the now existing and after-acquired tangible and intangible Property of the Borrower and each of its Subsidiaries, whether real, personal or mixed, subject only to Permitted Liens, including, without limitation, all accounts, inventory, equipment, fixtures (including trade fixtures), real estate, buildings and improvements (including the Headquarters Building), leaseholds, general intangibles, patents, trademarks, trade names, franchises, investment property (including all shares of capital stock or other equity securities of each of the Borrower's Subsidiaries) and deposit accounts of the Borrower and each of its Subsidiaries, and all proceeds of any thereof. In order to provide the Agent with such first priority perfected security interests and mortgage liens, the Borrower has heretofore executed and delivered the Mortgage and the Security Agreement, and caused UST to execute and deliver the Security Agreement, to the Agent, both of which shall continue in full force and effect from and after the Effective Date, and from time to time, the Borrower will execute and deliver, or cause to be executed and delivered, such instruments, agreements, assignments, financing statements and other documents, and take or cause to be taken such actions as may be necessary in the opinion of the Agent and the Agent's counsel to provide such valid and perfected first priority security interests and mortgage liens, including, without limitation, the Collateral Documents.

         2.21. Guaranties. The Borrower shall cause UST and each Subsidiary hereafter formed or acquired by the Borrower to guarantee to the Lenders and the Agent the prompt payment and performance of the Obligations and to maintain such guarantees in full force and effect at all times during the term of this Agreement and until the Obligations are paid and satisfied in full. In order to provide the Lenders and the Agent with such guarantees, the Borrower caused UST to execute and deliver the Guaranty and shall cause each Subsidiary hereafter formed or acquired by the Borrower to execute and deliver a guaranty in the same form and containing substantially the same terms as the Guaranty.

                                   ARTICLE III
                             YIELD PROTECTION; TAXES

         3.1. Yield Protection. If, on or after the Effective Date, the adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in the interpretation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or applicable Lending Installation with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

      (i) subjects any Lender or any applicable Lending Installation to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to any Lender in respect of its Eurodollar Loans, or

      (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances), or

    (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining its Eurodollar Loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with its Eurodollar Loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Eurodollar Loans held or interest received by it, by an amount deemed material by such Lender, and the result of any of the foregoing is to increase the cost to such Lender or applicable Lending Installation of making or maintaining its Eurodollar Loans or Commitment or to reduce the return received by such Lender or applicable Lending Installation in connection with such Eurodollar Loans or Commitment, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction in amount received.

         3.2. Changes in Capital Adequacy Regulations. If a Lender determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans or its Commitment to make Loans hereunder (after taking into account such Lender's policies as to capital adequacy). "Change" means (i) any change after the Effective Date in the Risk-Based Capital Guidelines or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the Effective Date which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the Effective Date, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the Effective Date.

         3.3. Availability of Types of Advances. If any Lender determines that maintenance of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Lenders determine that (i) deposits of a type and maturity appropriate to match fund Eurodollar Advances are not available or (ii) the interest rate applicable to Eurodollar Advances does not accurately reflect the cost of making or maintaining Eurodollar Advances, then the Agent shall suspend the availability of Eurodollar Advances and require any affected Eurodollar Advances to be converted to Floating Rate Advances.

         3.4. Funding Indemnification. If any payment of a Eurodollar Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain such Eurodollar Advance. Notwithstanding the foregoing, the Borrower will not be required to pay any breakage fees or to indemnify the Lenders for any losses or costs resulting from the prepayment on the Effective Date of the Eurodollar Advances outstanding under the Existing Credit Agreement or from the Borrower's payment of the interest accrued thereon on the Effective Date as required under Section 4.1.4(i).

         3.5.     Taxes.

      (i) All payments by the Borrower to or for the account of any Lender or the Agent hereunder or under any Note shall be made free and clear of and without deduction for any and all Taxes. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.5) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrower shall make such deductions, (c) the Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) the Borrower shall furnish to the Agent the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.

      (ii) In addition, the Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note ("Other Taxes").

      (iii) The Borrower hereby agrees to indemnify the Agent and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 3.5) paid by the

                  Agent or such Lender and any liability (including penalties, interest and expenses, other than penalties, interest and expenses proximately arising from the gross negligence of the party seeking to be indemnified) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within 30 days of the date the Agent or such Lender makes demand therefor pursuant to Section 3.6.

      (iv) Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a "Non-U.S. Lender") agrees that it will, not less than ten Business Days after the Effective Date, (i) deliver to each of the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to each of the Borrower and the Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Borrower and the Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

     (v) For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to clause (iv), above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section
                  3.5 with respect to Taxes imposed by the United States; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (iv), above, the Borrower shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.

     (vi) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

     (vii) If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Agent under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent). The obligations of the Lenders under this Section 3.5(vii) shall survive the payment of the Obligations and termination of this Agreement.

         3.6. Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans to reduce any liability of the Borrower to such Lender under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of Eurodollar Advances under Section 3.3, so long as such designation is not, in the judgment of such Lender, disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Agent) as to the amount due, if any, under Section 3.1, 3.2, 3.4 or 3.5. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Loan shall be calculated as though each Lender funded its Eurodollar Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of such written statement. The obligations of the Borrower under Sections 3.1, 3.2, 3.4 and 3.5 shall survive payment of the Obligations and termination of this Agreement.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

         4.1. Conditions to Effective Date. The obligation of the Lenders to establish the Facilities, to make the initial Advance under the Revolving Credit Facility and to make the Term Loans and the R/E Term Loans under the Term Loan Facility and the R/E Term Loan Facility, respectively, is subject to the Borrower's satisfaction of the following conditions precedent at or as of the Effective Date:

                  4.1.1. Execution and Delivery of Loan Documents. The Borrower shall have executed and delivered to the Agent, and (as applicable) caused UST to execute and deliver to the Agent, the following Loan Documents in sufficient copies for the Agent and each of the Lenders:

                           (i)      This Agreement.

                           (ii)     Any Notes requested by a Lender pursuant to
                                    Section 2.13 payable to the order of each such requesting Lender.

                  4.1.2. Delivery of Documents. The Borrower shall have executed (where necessary) and delivered the following documents to the Agent, together with sufficient copies for each of the Lenders:

     (i) Copies of the articles or certificate of incorporation of each of the Borrower and UST, together with all amendments thereto, and a certificate of good standing for each of the Borrower and UST, each certified by the appropriate governmental officer in its jurisdiction of incorporation, and copies of a certificate of good standing issued by the appropriate governmental officer in each other jurisdiction in which the Borrower and/or UST has any offices or conducts any significant business operations.

     (ii) Copies of the bylaws of each of the Borrower and UST, each certified by its Secretary or Assistant Secretary.

     (iii) Copies of the resolutions or other actions of the Board of Directors or other governing body of each the Borrower and UST, authorizing the execution of the Loan Documents to which it is a party.

     (iv) An incumbency certificate, executed by the Secretary or Assistant Secretary of the Borrower, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of the Borrower authorized to sign the Loan Documents to which the Borrower is a party, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower, and an incumbency certificate, executed by the Secretary or Assistant Secretary of UST, which shall identify by name and title and bear the signatures of the officers of the UST authorized to sign the Loan Documents to which UST is a party, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by UST.

     (v) A certificate, signed by the chief financial officer of the Borrower, stating that, to the best of such officer's knowledge, after diligent inquiry, on or as of the Effective Date, (A) no Default or Unmatured Default has occurred and is continuing, (B) the representations and warranties continued in Article V of this Agreement are true and correct, and (C) the Borrower has experienced no material adverse change in its consolidated financial position since July 31, 2001.

     (vi) A written opinion of counsel to the Borrower and UST, addressed to the Agent and the Lenders, in substantially the form of Exhibit "A."

     (vii) Written money transfer instructions, in substantially the form of Exhibit "E," addressed to the Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Agent may have reasonably requested.

     (viii)       The insurance certificate described in Section 5.21.

     (ix) A Borrowing Base Certificate prepared as of date not earlier than September 30, 2001.

     (x) Such other documents as any Lender or its counsel may have reasonably requested.

                  4.1.3. Headquarters Building. The Borrower shall have delivered the following documents to the Agent, together with sufficient copies for each of the Lenders, each in form and substance satisfactory to the Agent (provided, however, that the documents required to be delivered pursuant to clauses (ii) and (iii) below may be delivered subsequent to the Effective Date, but in any event not later than November 30, 2001):

     (i) A recent "as built" appraisal of the Headquarters Building conducted by an independent appraiser selected by the Agent and conforming to the appraisal standards promulgated by the Comptroller of the Currency under FIRREA.

     (ii) A current ALTA/ASCM pin survey of the Headquarters Building, certified to the Agent and the Lenders and prepared by a licensed civil engineer or surveyor satisfactory to the Agent, which (A) includes a legal description identical to the legal description identified in the title insurance commitment referred to in clause (iii) below), (B) locates all property corners by "pin," (C) locates the perimeter of the Headquarters Building; (D) locates any improvements (e.g., water, gas, electric and sewer lines, walks, alleys, drives);
                  (E) locates and identifies (by reference to book and page number and/or instrument of record) all easements, rights of way, setback lines and other matters affecting the Headquarters Building and set forth in the title insurance commitment, (F) shows other physical matters affecting the title and use of the Headquarters Building required by the Agent and the title insurance company issuing the title insurance commitment; and (G) otherwise is in form and substance satisfactory to the Agent.

     (iii) An original mortgagee's title insurance commitment in favor of the Agent and the Lenders, issued by a title insurer and agent satisfactory to the Agent, committing to issue an ALTA mortgagee's title insurance policy insuring the Mortgage to be a first and prior lien on the Headquarters Building and improvements described therein, containing only such exceptions as are acceptable to the Agent, and subject to the following additional requirements: (A) the insured amount must be equal to the Loan Value of the Headquarters Building;
                  (B) the legal description must be identical with the description of the Headquarters Building identified in the survey delivered pursuant to clause (ii) above; (C) the legal description must show as separately insured parcels any off-premises easements that benefit the Headquarters Building;
                  (D) the title insurance commitment must list and identify by reference to book and page number all easements, rights of way and other instruments or matters affecting title to the Headquarters Building or any off-premises easements that benefit the Headquarters Building; (E) legible copies of all instruments affecting title to the Headquarters Building must be submitted with the title insurance commitment; and (F) the "standard" exceptions regarding matters which a survey would disclose, mechanics' and materialmen' liens, and possessory interests, must be deleted.

      (iv) Evidence satisfactory to the Agent that the Headquarters Building is not located in an area designated by the Secretary of Housing and Urban Development as an area having special flood or mudslide hazards, and that flood hazard insurance is not required for the credit to be extended under this Agreement pursuant to the terms of any law, rule or regulation governing the activities of the Lenders.

      (v) If requested by the Agent, evidence satisfactory to the Agent that the Headquarters Building is zoned for its current use and is in full compliance with all municipal and private ordinances, codes, rules, regulations, restrictions and covenants.

      (vi) A favorable "Phase I" environmental assessment report covering the Headquarters Building prepared by an environmental engineering firm acceptable to the Agent, in form and substance satisfactory to the Agent, and stating that (i) the Headquarters Building is free of any toxic or hazardous wastes or substances, and (ii) that there has not been any release or discharge of toxic or hazardous wastes or substances on, under or about the Headquarters Building.

                  4.1.4. Other Conditions. The Borrower shall have satisfied the following additional conditions precedent at or as of the Effective Date:

      (i) The Borrower shall have paid all principal installments stated to be due and payable on or before the Effective Date under the terms of the Existing Credit Agreement, together with all unpaid interest accrued under the Existing Credit Agreement as of the Effective Date.

      (ii) The Borrower shall have paid all fees due under this Agreement or the Existing Credit Agreement or under the Fee Letter, to the extent such fees are dues and payable at or as of the Effective Date.

      (iii) There shall not have occurred any material adverse change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower or UST.

      (iv) The Borrower shall have entered into Rate Management Transactions (either in the form of a swap, cap or similar hedge) with each Lender (or one of its Affiliates) providing interest rate protection on at least 50% of such Lender's Pro Rata Share of the Aggregate Term Loan Commitment and Aggregate R/E Term Loan Commitment for a period of at least two years.

         4.2. Each Advance. The Lenders shall not be required to make an Advance under any Facility unless on the applicable Borrowing Date:

     (i)          There exists no Default or Unmatured Default.

     (ii) The representations and warranties contained in Article V are true and correct as of such Borrowing Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

     (iii) All legal matters incident to the making of such Advance shall be satisfactory to the Lenders and their counsel.

         4.3 Effect of Borrowing Notice. Each Borrowing Notice with respect to each such Advance shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 4.2(i) and (ii) have been satisfied. Any Lender may require a duly completed Compliance Certificate as a condition to making an Advance.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Lenders as follows:

         5.1. Existence and Standing. Each of the Borrower and its Subsidiaries is and will continue to be a corporation, partnership or limited liability company, duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority and is duly qualified or licensed to conduct its business in each jurisdiction in which it owns any Property or conducts any business (except where failure to be so qualified or licensed could not reasonably be expected to have a Material Adverse Effect or result in the forfeiture of any Property). Neither the Borrower nor any of its Subsidiaries owns any Property or conducts business outside the United States of America.

         5.2. Authorization and Validity. Each of the Borrower and its Subsidiaries has the power and authority and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by each of the

Borrower and its Subsidiaries of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings, and the Loan Documents to which it is a party constitute its legal, valid and binding obligations, enforceable against it in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         5.3. No Conflict; Government Consent. Neither the execution and delivery by the Borrower and its Subsidiaries of the Loan Documents to which each is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries or (ii) the Borrower's or any Subsidiary's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of the Loan Documents, the borrowings under this Agreement, the payment and performance by the Borrower of the Obligations or the legality, validity, binding effect or enforceability of any of the Loan Documents.

         5.4. Financial Statements. The audited consolidated financial statements of the Borrower for the fiscal year ended October 31, 2000, and the unaudited interim consolidated financial statements of the Borrower for the nine months ended July 31, 2001, copies of which have heretofore been delivered to the Lenders, were prepared in accordance with GAAP in effect on the date such statements were prepared and fairly present the financial position of the Borrower at such date and the results of operations for the periods then ended.

         5.5. Material Adverse Change. Since the respective dates of the financial statements referred to in Section 5.4, there has been no adverse change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

         5.6. Taxes. The Borrower and its Subsidiaries have filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries, except for
(i) such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with GAAP and as to which no Lien exists, and (ii) such taxes, if any, which may be owing by UST as a result of certain matters which have been disclosed in a letter dated November 30, 1999, addressed to the Lenders. As of the Effective Date, the United States income tax returns of the Borrower have been audited by the Internal

Revenue Service through the fiscal year ended October 31, 1999. No tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are adequate.

         5.7. Litigation and Contingent Obligations. There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which seeks to prevent, enjoin or delay the making of any Loans. Other than any liability incident to any litigation, arbitration or proceeding which could not reasonably be expected to have a Material Adverse Effect, the Borrower has no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 5.4.

         5.8. Subsidiaries. Schedule 1 contains an accurate list of all Subsidiaries of the Borrower as of the Effective Date, setting forth their respective jurisdictions of organization and the percentage of their respective capital stock or other ownership interests owned by the Borrower or other Subsidiaries. All of the issued and outstanding shares of capital stock or other ownership interests of such Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

         5.9. ERISA. No Single Employer Plan has any Unfunded Liabilities. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither the Borrower nor any other member of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

         5.10. Accuracy of Information. No information, exhibit or report furnished by the Borrower or any of its Subsidiaries to the Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

         5.11. Regulation U. Margin stock (as defined in Regulation U) constitutes less than 25% of the value of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

         5.12. Material Agreements. Neither the Borrower nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect or (ii) any agreement or instrument evidencing or governing Indebtedness.

         5.13. Compliance With Laws. The Borrower and its Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property.

         5.14. Ownership of Properties. Except as set forth on Schedule 2, on the Effective Date, the Borrower and its Subsidiaries will have good title, free of all Liens other than those permitted by Section 6.15, to all of the Property and assets reflected in the Borrower's most recent consolidated financial statements provided to the Agent as owned by the Borrower and its Subsidiaries.

         5.15. Plan Assets; Prohibited Transactions. The Borrower is not an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. Section 2510.3-101 of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of Loans hereunder gives rise to a prohibited transaction within the meaning of
Section 406 of ERISA or Section 4975 of the Code.

         5.16. Environmental Matters. In the ordinary course of its business, the officers of the Borrower consider the effect of Environmental Laws on the business of the Borrower and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to the Borrower due to Environmental Laws. On the basis of this consideration, the Borrower has concluded that Environmental Laws cannot reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

         5.17. Investment Company Act. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         5.18. Public Utility Holding Company Act. Neither the Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         5.19.    INTENTIONALLY OMITTED

         5.20. Post-Retirement Benefits. Neither the Borrower nor any Subsidiary provides or is obligated to provide any post-retirement medical and insurance benefits to its employees or former employees.

         5.21. Insurance. The certificate signed by the President or chief financial officer of the Borrower, that attests to the existence and adequacy of, and summarizes, the property and casualty insurance program carried by the Borrower with respect to itself and its Subsidiaries and that has been furnished by the Borrower to the Agent and the Lenders, is complete and accurate. This summary includes the insurer's or insurers' name(s), policy number(s), expiration date(s), amount(s) of coverage, type(s) of coverage, exclusion(s), and deductibles. This summary also includes similar information, and describes any reserves, relating to any self-insurance program that is in effect.

         5.22.    Solvency.

      (i) Immediately after the consummation of the transactions to occur on the Effective Date and immediately following the making of each Loan to be made on the Effective Date or at any time thereafter, and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the Properties of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the Effective Date.

      (ii) The Borrower does not intend to, or to permit any of its Subsidiaries to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

                                   ARTICLE VI
                                    COVENANTS

         During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

         6.1. Financial Reporting. The Borrower will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with GAAP, and will furnish to the Lenders:

      (i) Within 90 days after the close of each of its fiscal years, an unqualified audit report certified by independent certified public accountants acceptable to the Lenders, prepared in accordance with GAAP on a consolidated and consolidating basis (consolidating statements need not be certified by such accountants) for itself and its Subsidiaries, including balance sheets as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows, accompanied by any management letter prepared by said accountants.

      (ii) Within 45 days after the close of the first three quarterly periods of each of its fiscal years, for itself and its Subsidiaries, consolidated and consolidating unaudited balance sheets as at the close of each such period and consolidated and consolidating profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by its chief financial officer.

     (iii) Together with the financial statements required under Sections 6.1(i) and (ii), a Compliance Certificate signed by its chief financial officer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

     (iv) Within 15 days following the end of each month, a completed Borrowing Base Certificate prepared as of the last day of such month and certified by the chief executive officer or chief financial officer of the Borrower, together with a report, in form satisfactory to the Agent, prepared as of the end of such month and certified by the chief executive officer or chief financial officer of the Borrower, detailing (A) all Accounts of the Borrower and its Subsidiaries as of the end of such month, showing as to each account debtor (1) the total amount owing, (2) the current amount owing, and (3) the amounts past due (including the aging, from the initial invoice date, thereof), (B) all accounts payable of the Borrower and its Subsidiaries as of the end of such month, showing as to each account payable the name of the vendor or supplier, number of days outstanding, and current balance; and (C) a detail of all Inventory of the Borrower and its Subsidiaries as of the end of such month.

     (v) Within 90 days after the close of each of its fiscal years, a financial projection and budget forecast covering the immediately subsequent three year period.

     (vi) Within 270 days after the close of each fiscal year, a statement of the Unfunded Liabilities of each Single Employer Plan, certified as correct by an actuary enrolled under ERISA.

     (vii) As soon as possible and in any event within 10 days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of the Borrower, describing said Reportable Event and the action which the Borrower proposes to take with respect thereto.

     (viii) As soon as possible and in any event within 10 days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries.

     (ix) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished.

     (x) Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Borrower or any of its Subsidiaries files with the SEC.

     (xi) Such other information (including non-financial information) as the Agent or any Lender may from time to time reasonably request.

         6.2. Use of Proceeds. The Borrower will, and will cause each Subsidiary to, use the proceeds of the Advances only for the purposes stated in
Section 2.2. The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to purchase or carry any "margin stock" (as defined in Regulation U).

         6.3. Notice of Default. The Borrower will, and will cause each Subsidiary to, give prompt notice in writing to the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect.

         6.4. Conduct of Business. The Borrower will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing as a domestic corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

         6.5. Taxes. The Borrower will, and will cause each Subsidiary to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with GAAP.

         6.6. Insurance. The Borrower will, and will cause each Subsidiary to, maintain with financially sound and reputable insurance companies insurance on all their Property in such amounts and covering such risks as is consistent with sound business practice, and the Borrower will furnish to any Lender upon request full information as to the insurance carried.

         6.7. Compliance with Laws. The Borrower will, and will cause each Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws.

         6.8. Maintenance of Properties. The Borrower will, and will cause each Subsidiary to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.

         6.9. Inspection. The Borrower will, and will cause each Subsidiary to, permit the Agent and the Lenders, by their respective representatives and agents, to inspect any of the Property, books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Agent or any Lender may designate. The Borrower will permit the Agent and the Lenders to conduct field audits of the books and records of the Borrowers and its Subsidiaries on at least an annual basis, at the cost of the Borrower.

         6.10. Dividends. The Borrower will not, nor will it permit any Subsidiary to, declare or pay any dividends or make any distributions on its capital stock (other than dividends payable in its own capital stock) or redeem, repurchase or otherwise acquire or retire any of its capital stock at any time outstanding, except that (i) any Subsidiary may declare and pay dividends or make distributions to the Borrower or to a Wholly-Owned Subsidiary and (ii) the Borrower may pay cash dividends on its capital stock so long as (A) no Default or Unmatured Default exists on the date any such dividend is paid or declared, and (B) the payment of such dividend will not result in or give rise to any Default or Unmatured Default, including a violation of any of the financial covenants set forth in Section 6.24.

         6.11. Indebtedness. The Borrower will not, nor will it permit any Subsidiary to, create, incur or suffer to exist any Indebtedness, except:

      (i)         The Loans.

      (ii)        Indebtedness existing on the date hereof and described in
                  Schedule 2.

      (iii) Purchase money Indebtedness incurred in the ordinary course of business in connection with the Borrower's purchase of equipment used in connection with its business and not exceeding $250,000 at any one time outstanding.

      (iv) Obligations, not exceeding $5,000,000 in the aggregate at any one time outstanding, representing the deferred purchase price (or other seller financing) payable to the seller or sellers in connection with Acquisitions consummated prior to the Effective Date or consented to by the Required Lenders after the Effective Date, provided that the terms and conditions of such seller financing have been approved in advance by the Required Lenders.

      (v) Rate Management Obligations arising under Rate Management Transactions related to the Loans.

         6.12.    Mergers and Acquisitions.

                  6.12.1. Mergers and Consolidations. The Borrower will not, nor will it permit any Subsidiary to, merge or consolidate with or into any other Person, except that a Subsidiary may merge into the Borrower or a Wholly-Owned Subsidiary.

                  6.12.2. Acquisitions. The Borrower will not, nor will it permit any Subsidiary to, make any Acquisition of any Person.

         6.13. Sale of Assets. The Borrower will not, nor will it permit any Subsidiary to, lease, sell or otherwise dispose of its Property to any other Person, except:

      (i)         Sales of Inventory in the ordinary course of business.

      (ii) Leases, sales or other dispositions of its Property (exclusive of any Accounts or notes receivable) that, together with all other Property of the Borrower and its Subsidiaries previously leased, sold or disposed of (other than Inventory in the ordinary course of business) as permitted by this Section 6.13(ii) during the twelve-month period ending with the month in which any such lease, sale or other disposition occurs, do not constitute a Substantial Portion of the Property of the Borrower and its Subsidiaries.

         6.14. Investments. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments (including without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, except:

      (i)         Cash Equivalent Investments.

      (ii) Existing Investments in Subsidiaries and other Investments in existence on the date hereof and described in Schedule 1.

      (iii) Any Investment arising from an Acquisition which has been consented to by the Required Lenders.

      (iv) Other Investments not exceeding $500,000 in the aggregate at any time outstanding.

        6.15. Liens. The Borrower will not, nor will it permit any Subsidiary to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Subsidiaries, except:

      (i) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings

     (ii) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books.

     (iii) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation.

     (iv) Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or its Subsidiaries.

     (v)          Liens existing on the date hereof and described in Schedule 2.

     (vi) Liens in favor of the Agent, for the benefit of the Lenders, granted pursuant to any Collateral Document.

         6.16. Capital Expenditures. The Borrower and its Subsidiaries will not expend, or become committed to expend, Consolidated Capital Expenditures in excess of $1,000,000 during any fiscal year on a non-cumulative basis.

         6.17.    INTENTIONALLY OMITTED

         6.18. Affiliates. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arm's-length transaction.

         6.19. Operating Leases. The Borrower will not, nor will it permit any Subsidiary to, enter into or remain liable upon any Operating Lease, except to the extent that the aggregate annual payments due on all Operating Leases of the Borrower and its Subsidiaries do not exceed $100,000.

         6.20. Sale and Leaseback Transactions and Other Off-Balance Sheet Liabilities. The Borrower will not, nor will it permit any Subsidiary to, enter into or suffer to exist any (i) Sale and Leaseback Transaction or (ii) any other transaction pursuant to which it incurs or has incurred Off-Balance Sheet Liabilities, except for Rate Management Obligations permitted to be incurred under the terms of Section 6.11(v).

         6.21. Contingent Obligations. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary), except by endorsement of instruments for deposit or collection in the ordinary course of business.

         6.22. Letters of Credit. None of the Borrowers will apply for or become liable upon or in respect of any Letter of Credit.

         6.23. Financial Contracts. The Borrower will not, nor will it permit any Subsidiary to, enter into or remain liable upon any Financial Contract, other than Rate Management Transactions related to the Loans.

         6.24.    Financial Covenants.

                  6.24.1. Current Ratio. The Borrower will not permit its current ratio, determined as of each Quarterly Calculation Date on a consolidated basis in accordance with GAAP, to be less than 1.10 to 1.0. For purposes of this Section 6.24.1, the current liabilities of the Borrower will include the aggregate principal balance of all outstanding Revolving Loans (regardless of their characterization under GAAP), but will exclude that portion of the balloon payments falling due at the maturities of the Term Loan Facility and the R/E Term Loan Facility in excess of the regularly scheduled monthly installment amounts.

                  6.24.2. Debt Service Coverage Ratio. The Borrower will not permit its Consolidated Debt Service Coverage Ratio, determined as of each Quarterly Calculation Date for the then most-recently ended four fiscal quarters, to be less than (i) 1.15 to 1.0 at each of January 31, 2002, April 30, 2002, and July 31, 2002, or (ii) 1.20 to 1 at October 31, 2002, and each Quarterly Calculation Date thereafter.

                  6.24.3. Leverage Ratio. The Borrower will not permit the ratio of its Consolidated Funded Indebtedness determined as of each Quarterly Calculation Date to Consolidated EBITDA for the then most-recently ended four fiscal quarters, to be greater than (i) 2.75 to 1.0 at each of January 31, 2002, April 30, 2002, and July 31, 2002, or (ii) 2.50 to 1 at October 31, 2002, and
each Quarterly Calculation Date thereafter.

                  6.24.4. Minimum Net Worth. The Borrower will at all times maintain Consolidated Net Worth of not less than the sum of (i) $29,000,000 plus
(ii) 75% of Consolidated Net Income earned in each fiscal quarter beginning with the quarter ending January 31, 2002 (without deduction for losses), plus (iii) 100% of the net proceeds of any offering by the Borrower of equity securities of the Borrower. Upon receipt of the audited financial statements to be delivered pursuant to Section 6.1(i) for any fiscal year, the amount stated in clause (i) of the preceding sentence will be reduced to accommodate any write-down of goodwill taken during such fiscal year in accordance with the applicable accounting standards under GAAP.

         6.25     Additional Collateral and Guaranties.

                  6.25.1 Acquisitions. In the event that, subsequent to the Effective Date, any Person becomes a Subsidiary of the Borrower, whether pursuant to an Acquisition or otherwise, the Borrower shall pledge all shares of capital stock or other equity securities of such Subsidiary to the Agent, as provided in the Security Agreement, and deliver the original stock certificates evidencing such shares to the Agent, together with appropriate stock powers executed in blank, and shall cause such Subsidiary (i) to grant a Lien (security interest) in all of its personal property by joining the Security Agreement and taking such actions as may be necessary to enable the agent to perfect such lien, (ii) if such Subsidiary owns or leases any real property, to comply with
Section 6.25.2 below, (iii) to execute and deliver to the Agent for the benefit of the Lenders a guaranty with respect to the Obligations, in the same form and containing substantially the same terms as the Guaranty, and (iv) otherwise, to provide such documentation and take such other actions as such Subsidiary would have provided and taken if such Person had been a Subsidiary on the Effective Date. The Borrower agrees that, following the delivery of any Collateral Documents required to be executed and delivered by this Section 6.25.1, the Agent shall have a valid and enforceable first priority Lien on the respective Collateral covered thereby, free and clear of all Liens other than Permitted Liens. All actions to be taken pursuant to this Section 6.25.1 shall be at the expense of the Borrower, shall be taken to the reasonable satisfaction of the Agent, and shall be taken prior to or simultaneously with the formation or Acquisition of such Subsidiary.

                  6.25.2. Real Property. In the event that, subsequent to the Effective Date, the Borrower or any of its Subsidiaries intends to acquire or lease any real property which is material or otherwise important to the business operations of the Borrower or such Subsidiary, the Borrower shall, or shall cause such Subsidiary to, notify the Agent of such intent as soon as is reasonably practicable prior to the acquisition or lease of such real property. At the request of the Agent or the Required Lenders, the Borrower shall cause the Borrower or Subsidiary acquiring or leasing the real property to execute and deliver a mortgage instrument, substantially in the form of the Mortgage delivered on the Effective Date (subject to variation for compliance with local law), and provide all relevant documentation with respect thereto. The Borrowers agree that, following the taking of the actions with respect to any real property required by this Section 6.25.2, the Agent shall have a valid and enforceable first priority Lien on such real property, free and clear of all defects and Liens, except for Permitted Liens and other matters acceptable to the Agent in its reasonable discretion. All actions to be taken pursuant to this
Section 6.25.2 shall be at the expense of the Borrower, shall be taken to the reasonable satisfaction of the Agent, and shall be taken within 10 days after such real property is acquired or leased.

         6.26 Operating Accounts. The Borrower will maintain, and will cause each of its Subsidiaries to maintain, all of its operating accounts, including commercial lockbox accounts, with Bank One.

                                   ARTICLE VII
                                    DEFAULTS

         The occurrence of any one or more of the following events shall constitute a Default:

         7.1. Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to the Lenders or the Agent under or in connection with this Agreement, any Loan, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made.

         7.2. Nonpayment of principal of any Loan when due, or nonpayment of interest upon any Loan or of any commitment fee or other obligations under any of the Loan Documents within five days after the same becomes due.

         7.3. The breach by the Borrower of any of the terms or provisions of Section 6.2, 6.10, 6.11, 6.12.1, 6.12.2, 6.13, 6.14, 6.15, 6.16, 6.17, 6.18,
6.19, 6.23, 6.24.1, 6.24.2, 6.24.3 or 6.24.4.

         7.4. The breach by the Borrower (other than a breach which constitutes a Default under another Section of this Article VII) of any of the terms or provisions of this Agreement which is not remedied within 20 days after written notice from the Agent or any Lender.

          7.5. Failure of the Borrower or any of its Subsidiaries to pay when due any Indebtedness aggregating in excess of $250,000 ("Material Indebtedness"), or the default by the Borrower or any of its Subsidiaries in the performance (beyond the applicable grace period with respect thereto, if any) of any term, provision or condition contained in any agreement under which any such Material Indebtedness was created or is governed, or any other event shall occur or condition exist, the effect of which default or event is to cause, or to permit the holder or holders of such Material Indebtedness to cause, such Material Indebtedness to become due prior to its stated maturity; or any Material Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof; or the Borrower or any of its Subsidiaries shall not pay, or admit in writing its inability to pay, its debts generally as they become due.

          7.6. The Borrower or any of its Subsidiaries shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate or partnership action to authorize or effect any of the foregoing actions set forth in this Section 7.6 or (vi) fail to contest in good faith any appointment or proceeding described in Section 7.7.

          7.7. Without the application, approval or consent of the Borrower or any of its Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Subsidiaries or any Substantial Portion of its Property, or a proceeding described in Section 7.6(iv) shall be instituted against the Borrower or any of its Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 30 consecutive days.

          7.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of, all or any portion of the Property of the Borrower and its Subsidiaries which, when taken together with all other Property of the Borrower and its Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such action occurs, constitutes a Substantial Portion.

          7.9. The Borrower or any of its Subsidiaries shall fail within 30 days to pay, bond or otherwise discharge one or more (i) judgments or orders for the payment of money in excess of $500,000 in the aggregate, or (ii) nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgment(s), in any such case, is/are not stayed on appeal or otherwise being appropriately contested in good faith.

         7.10. The Unfunded Liabilities of all Single Employer Plans shall exceed in the aggregate $250,000 or any Reportable Event shall occur in connection with any Plan.

         7.11. The Borrower or any of its Subsidiaries shall (i) be the subject of any proceeding or investigation pertaining to the release by the Borrower, any of its Subsidiaries or any other Person of any toxic or hazardous waste or substance into the environment, or (ii) violate any Environmental Law, which, in the case of an event described in clause (i) or clause (ii), could reasonably be expected to have a Material Adverse Effect.

         7.12.    Any Change in Control shall occur.

         7.13. The occurrence of any "default", as defined in any Loan Document (other than this Agreement) or the breach of any of the terms or provisions of any Loan Document (other than this Agreement), which default or breach continues beyond any period of grace therein provided.

         7.14. Any Collateral Document shall for any reason fail to create a valid and perfected first priority security interest in the collateral purported to be covered thereby (other than with respect to motor vehicles included in the Collateral, to the extent the Agent's lien is not noted on the certificates of title relating thereto), except as permitted by the terms of any Collateral Document, or any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document, or the Borrower or any Subsidiary shall fail to comply with any of the terms or provisions of any Collateral Document.

         7.15. The Guaranty or any other guaranty hereafter delivered to the Agent by any Subsidiary in respect of the Obligations shall for any reason cease to remain in full force or effect, or any action shall be taken by UST or other Subsidiary party thereto to revoke, cancel or terminate the same or to assert the invalidity or unenforceability thereof, or UST or such other Subsidiary shall fail to comply with any of the terms or provisions of the Guaranty or other guaranty.

         7.16. Nonpayment by the Borrower or any Subsidiary of any Rate Management Obligation when due or the breach by the Borrower or any Subsidiary of any term, provision or condition contained in any Rate Management Transaction.

                                  ARTICLE VIII
                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

         8.1. Acceleration. If any Default described in Section 7.6 or 7.7 occurs with respect to the Borrower, the obligations of the Lenders to make Loans hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Agent or any Lender. If any other Default occurs, the Required Lenders (or the Agent with the consent of the Required Lenders) may terminate or suspend the obligations of the Lenders to make Loans hereunder, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives.

         If, within 30 days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans hereunder as a result of any Default (other than any Default as described in Section 7.6 or 7.7 with respect to the Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

         8.2. Amendments. Subject to the provisions of this Article VIII, the Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement shall, without the consent of all of the Lenders:

      (i) Extend the final maturity of any Loan, or postpone any regularly scheduled payment of principal of any Loan, or forgive all or any portion of the principal amount thereof, or reduce the rate or extend the time of payment of interest or fees thereon.

      (ii)        Reduce the percentage specified in the definition of Required
                  Lenders.

      (iii) Extend the Revolving Credit Facility Termination Date, or reduce the amount or extend the payment date for, the mandatory payments required under Section 2.3, or increase the amount of any Commitment of any Lender hereunder, or permit the Borrower to assign its rights under this Agreement.

      (iv)        Amend this Section 8.2.

No amendment of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent. The Agent may waive payment of the fee required under Section 12.3.2 without obtaining the consent of any other party to this Agreement.

         8.3. Preservation of Rights. No delay or omission of the Lenders or the Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until the Obligations have been paid in full.

                                   ARTICLE IX
                               GENERAL PROVISIONS

         9.1. Survival of Representations. All representations and warranties of the Borrower contained in this Agreement shall survive the making of the Loans herein contemplated.

         9.2. Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         9.3. Entire Agreement. This Agreement, the Fee Letter and the other Loan Documents referred to herein embody the entire agreement and understanding among the Borrower, the Agent and the Lenders and supersede all prior agreements and understandings among the Borrower, the Agent and the Lenders relating to the subject matter thereof. Without limiting the generality of the foregoing, it is expressly agreed that the terms and conditions of this Agreement shall supersede and replace the terms and conditions of the Existing Credit Agreement for all relevant time periods from and after the Effective Date, and from and after the Effective Date the financial covenants set forth in 6.24 shall supersede and replace the financial covenants set forth in the Existing Credit Agreement.

         9.4. Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

         9.5.     Expenses; Indemnification.

                  9.5.1. Expenses. The Borrower shall pay or reimburse the Agent for any costs, internal charges and out-of-pocket expenses (including attorneys' fees, filing and recording fees, real estate mortgage taxes, appraisal fees, survey and survey update fees, and title insurance premiums and related charges as well as the costs and expenses of any periodic field audits) paid or incurred in connection with the preparation, negotiation, execution, delivery, syndication, review, amendment, modification, and administration of this Agreement and the other Loan Documents. The Borrower also agrees to reimburse the Agent and the Lenders for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent and the Lenders, which attorneys may be employees of the Agent or the Lenders) paid or incurred by the Agent or any Lender in connection with the collection and enforcement of the Loan Documents. Expenses being reimbursed by the Borrower under this Section include, without limitation, costs and expenses incurred in connection with the Reports described in the following sentence. The Borrower acknowledges that from time to time Bank One may prepare and may distribute to the Lenders (but shall have no obligation or duty to prepare or to distribute to the Lenders) certain audit reports (the "Reports") pertaining to the Borrower's assets for internal use by Bank One from information furnished to it by or on behalf of the Borrower, after Bank One has exercised its rights of inspection pursuant to this Agreement.

                  9.5.2. Indemnification. The Borrower hereby further agrees to indemnify the Agent, each Lender, their respective affiliates, and each of their directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent, any Lender or any affiliate is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder except to the extent that they are determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification.

                  9.5.3    Survival. The obligations of the Borrower under this
Section 9.5 shall survive the termination of this Agreement.

         9.6. Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Agent with sufficient counterparts so that the Agent may furnish one to each of the Lenders.

         9.7. Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         9.8. Nonliability of Lenders. The relationship between the Borrower on the one hand and the Lenders and the Agent on the other hand shall be solely that of borrower and lender. Neither the Agent nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Agent nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations. The Borrower agrees that neither the Agent nor any Lender shall have liability to the Borrower (whether sounding in tort, contract or otherwise) for losses suffered by the Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. Neither the Agent nor any Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages suffered by the Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

         9.9. Confidentiality. Each Lender agrees to hold any confidential information which it may receive from the Borrower pursuant to this Agreement in confidence, except for disclosure (i) to its Affiliates and to other Lenders and their respective Affiliates, (ii) to legal counsel, accountants, and other professional advisors to such Lender or to a Transferee, (iii) to regulatory officials, (iv) to any Person as requested pursuant to or as required by law, regulation, or legal process, (v) to any Person in connection with any legal proceeding to which such Lender is a party, (vi) to such Lender's direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties, and (vii) permitted by Section 12.4.

         9.10. Nonreliance. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) for the repayment of the Loans provided for herein.

         9.11. Disclosure. The Borrower and each Lender hereby (i) acknowledge and agree that Bank One and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with the Borrower and its Affiliates, and (ii) waive any liability of Bank

One or such Affiliate of Bank One to the Borrower or any Lender, respectively, arising out of or resulting from such investments, loans or relationships other than liabilities arising out of the gross negligence or willful misconduct of Bank One or its Affiliates.

                                    ARTICLE X
                                    THE AGENT

         10.1. Appointment; Nature of Relationship. Bank One is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the "Agent") hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Agent agrees to act as such contractual representative upon the express conditions contained in this Article
X. Notwithstanding the use of the defined term "Agent," it is expressly understood and agreed that the Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, the Agent (i) does not hereby assume any fiduciary duties to any of the Lenders, (ii) is a "representative" of the Lenders within the meaning of Section 1-9-102(72)(E) of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

         10.2. Powers. The Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Agent.

         10.3. General Immunity. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

         10.4. No Responsibility for Loans, Recitals, etc. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered solely to the Agent; (d) the existence or possible existence of any Default or Unmatured Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith;
(f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of the Borrower or any guarantor of any of the Obligations or of any of the Borrower's or any such guarantor's respective Subsidiaries. The Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to the Agent at such time, but is voluntarily furnished by the Borrower to the Agent (either in its capacity as Agent or in its individual capacity).

         10.5. Action on Instructions of Lenders. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders, based upon their Pro Rata Shares, against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         10.6. Employment of Agents and Counsel. The Agent may execute any of its duties as Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Agent and the Lenders and all matters pertaining to the Agent's duties hereunder and under any other Loan Document.

         10.7. Reliance on Documents; Counsel. The Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

         10.8. Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Agent in proportion to their Pro Rata Shares (i) for any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by the Agent in connection with any dispute between the Agent and any Lender or between two or more of the Lenders) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against the Agent in connection with any dispute between the Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Loan Documents or of any such other documents, provided that (x) no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Agent and (y) any indemnification required pursuant to Section 3.5(vii) shall, notwithstanding the provisions of this Section 10.8, be paid by the relevant Lender in accordance with the provisions thereof. The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations and termination of this Agreement.

         10.9. Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless the Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders.

         10.10. Rights as a Lender. The Agent shall be a Lender, and as such the Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its Loans as any other Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, at any time when the Agent is a Lender, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person.

         10.11. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         10.12. Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five days after the retiring Agent gives notice of its intention to resign. The Agent may be removed at any time with or without cause by written notice received by the Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders within 30 days after the resigning Agent's giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of the Borrower and the Lenders, a successor Agent. Notwithstanding the previous sentence, the Agent may at any time without the consent of the Borrower or any Lender, appoint any of its Affiliates which is a commercial bank as a successor Agent hereunder. If the Agent has resigned or been removed and no successor Agent has been appointed, the Lenders may perform all the duties of the Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Agent. Upon the effectiveness of the resignation or removal of the Agent, the resigning or removed Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of an Agent, the provisions of this Article X shall continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents. In the event that there is a successor to the Agent by merger, or the Agent assigns its duties and obligations to an Affiliate pursuant to this
Section 10.12, then the term "Corporate Base Rate" as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Agent.

         10.13. Agent's Fee. The Borrower agrees to pay to the Agent, for its own account, the fees agreed to be paid by the Borrower pursuant to the Fee Letter, or as otherwise agreed from time to time.

         10.14. Delegation to Affiliates. The Borrower and the Lenders agree that the Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Agent is entitled under Articles IX and X.

         10.15. Collateral Releases. The Lenders hereby empower and authorize the Agent to execute and deliver to the Borrower on their behalf any agreements, documents or instruments as shall be necessary or appropriate to effect any releases of Collateral which shall be permitted by the terms hereof or of any other Loan Document or which shall otherwise have been approved by the Required Lenders (or, if required by the terms of Section 8.2, all of the Lenders) in writing.

                                   ARTICLE XI
                            SETOFF; RATABLE PAYMENTS

         11.1. Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender or any Affiliate of any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part thereof, shall then be due.

         11.2. Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon its Loans (other than payments received pursuant to Section 3.1, 3.2, 3.4 or 3.5) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

                                   ARTICLE XII
                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

         12.1. Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 12.3. The parties to this Agreement acknowledge that clause (ii) of this Section 12.1 relates only to absolute assignments and does not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 12.3. The Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 12.3; provided, however, that the Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person. Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

         12.2.    Participations.

                  12.2.1. Permitted Participants; Effect. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Loans and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

                  12.2.2. Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the interest rate or fees payable with respect to any such Loan or Commitment, extends the Revolving Credit Facility Termination Date, postpones any date fixed for any regularly-scheduled payment of principal of, or interest or fees on, any such Loan or Commitment, releases any guarantor of any such Loan or releases all or substantially all of the collateral, if any, securing any such Loan.

                  12.2.3. Benefit of Setoff. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in
         Section 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender.

         12.3.    Assignments.

                  12.3.1. Permitted Assignments. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents; provided, however, that each Purchaser must purchase the same Pro Rata Share in each of the Revolving Credit Facility, the Term Loan Facility and the R/E Term Loan Facility. Such assignment shall be substantially in the form of Exhibit "D" or in such other form as may be agreed to by the parties thereto. The consent of the Borrower and the Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof; provided, however, that if a Default has occurred and is continuing, the consent of the Borrower shall not be required. Such consent shall not be unreasonably withheld or delayed. Each such assignment with respect to a Purchaser which is not a Lender or an Affiliate thereof shall (unless each of the Borrower and the Agent otherwise consents) be in an amount not less than the lesser of (i) $5,000,000 or (ii) the remaining amount of the assigning Lender's total

         Commitment (calculated as at the date of such assignment) or its outstanding Loans (if all of the applicable Commitments have been terminated).

                  12.3.2. Effect; Effective Date. Upon (i) delivery to the Agent of an assignment, together with any consents required by Section 12.3.1, and (ii) payment of a $4,000 fee to the Agent for processing such assignment (unless such fee is waived by the Agent), such assignment shall become effective on the effective date specified in such assignment. The assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Loans under the applicable assignment agreement constitutes "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Agent and the Borrower shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

         12.4. Dissemination of Information. The Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries, including without limitation any information contained in any Reports; provided that each Transferee and prospective Transferee agrees to be bound by Section 9.11 of this Agreement.

         12.5. Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.5(iv).

                                  ARTICLE XIII
                                     NOTICES

         13.1. Notices. Except as otherwise permitted by Section 2.14 with respect to borrowing notices, all notices, requests and other communications to any party hereunder shall be in writing (including electronic transmission, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower, any of the initial Lenders or the Agent, at its address or facsimile number set forth on the signature pages hereof, (y) in the case of any Person who hereafter becomes a Lender, at its address or facsimile number set forth below in its administrative questionnaire or (z) in the case of any party, at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower in accordance with the provisions of this Section 13.1. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in accordance with this Section
13.1 and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Section; provided that notices to the Agent under Article II shall not be effective until received.

         13.2. Change of Address. The Borrower, the Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

                                   ARTICLE XIV
                                  COUNTERPARTS

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Agent and the Lenders and each party has notified the Agent by facsimile transmission or telephone that it has taken such action.

                                   ARTICLE XV
          CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

         15.1. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF OKLAHOMA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         15.2. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR OKLAHOMA STATE COURT SITTING IN TULSA, OKLAHOMA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY

OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN TULSA, OKLAHOMA.

         15.3. WAIVER OF JURY TRIAL. THE BORROWER, THE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                      SIGNATURES APPEAR ON FOLLOWING PAGE.]

         IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed this Agreement as of the date first above written.

                                   XETA TECHNOLOGIES, INC.


                                   By: /s/ Robert B. Wagner
                                       ----------------------------------------
                                   Title: Secretary and Chief Financial Officer
                                           1814 W. Tacoma
                                           Broken Arrow, Oklahoma 74012
                                   Attention: Robert B. Wagner
                                           Telephone:       (918) 664-8200
                                           FAX:             (918) 664-6876


Revolving Loan Commitment:         BANK ONE, OKLAHOMA, N.A.,
         $   4,950,000.00               Individually and as Agent

Term Loan Commitment:              By: /s/ Timothy T. Koski
         $   8,575,427.55              ----------------------------------------
                                   Title: Vice President

R/E Term Loan Commitment:
         $   1,402,500.00          Attention: Timothy T. Koski
                                           Telephone: (918) 586-5147
                                           FAX:       (918) 586-5474
                                   Address:  15 East Fifth Street
                                             Tulsa, Oklahoma 74103


Revolving Loan Commitment:         FIRSTAR BANK, N.A.
         $   4,050,000.00

Term Loan Commitment:              By: /s/ Gregory B. Vatterott, Jr.
         $   7,016,258.91             -----------------------------------------
                                   Title: Vice President

R/E Term Loan Commitment:
         $   1,147,500.00          Attention: Gregory B. Vatterott, Jr.
                                           Telephone:       (314) 418-2243
                                           FAX:             (314) 418-8090
                                   Address:  721 Locust Street
                                             First Floor
                                             St. Louis, Missouri  63101

Total Commitments:
$  27,141,686.46
================

                              CONSENT OF GUARANTOR

         The undersigned hereby (i) acknowledges and consents to the execution and delivery of the above and foregoing Amended and Restated Credit Agreement ("Credit Agreement"), (ii) confirms that the Guaranty of the undersigned will continue in full force and effect as security for payment and performance of all of the "Guaranteed Obligations," as such term is used in the Guaranty, including all Loans from time to time outstanding under the Facilities, and (iii) ratifies and reaffirms the Guaranty.

         No inference shall be drawn from the undersigned's execution of this Consent that consent or approval of the undersigned is required for this or any future modification or amendment of or supplement to the Credit Agreement or other Loan Document, or for this or any future increase, extension or renewal of the Guaranteed Obligations.

         Capitalized terms used in this Consent and not otherwise defined have the respective meanings assigned to them in the Credit Agreement.


                                   U.S. TECHNOLOGIES SYSTEMS, INC.


                                   By: /s/ Robert B. Wagner
                                       ----------------------------------------
                                   Name: Robert B. Wagner
                                        ---------------------------------------
                                   Title: VP
                                         --------------------------------------

                                PRICING SCHEDULE


====================================================== =================== ==================== ====================
REVOLVING LOANS APPLICABLE MARGIN                      LEVEL I STATUS      LEVEL II STATUS      LEVEL III STATUS
------------------------------------------------------ ------------------- -------------------- --------------------
Eurodollar Rate                                        1.75%               2.25%                2.75%
------------------------------------------------------ ------------------- -------------------- --------------------
Floating Rate                                          (1.00)%             (0.50)%              0.00%
====================================================== =================== ==================== ====================


====================================================== =================== ==================== ====================
TERM LOANS APPLICABLE MARGIN                           LEVEL I STATUS      LEVEL II STATUS      LEVEL III STATUS
------------------------------------------------------ ------------------- -------------------- --------------------
Eurodollar Rate                                        2.25%               2.75%                3.25%
------------------------------------------------------ ------------------- -------------------- --------------------
Floating Rate                                          (0.50)%             0.00%                0.50%
====================================================== =================== ==================== ====================


====================================================== =================== ==================== ====================
R/E TERM LOANS APPLICABLE MARGIN                       LEVEL I STATUS      LEVEL II STATUS      LEVEL III STATUS
------------------------------------------------------ ------------------- -------------------- ---------------------
Eurodollar Rate                                        1.25%               1.75%                2.25%
------------------------------------------------------ ------------------- -------------------- ---------------------
Floating Rate                                          (1.50)%             (1.00)%              (0.50)%
====================================================== =================== ==================== =====================

====================================================== =================== ==================== ====================
APPLICABLE FEE RATE                                    LEVEL I STATUS      LEVEL II STATUS      LEVEL III STATUS
====================================================== =================== ==================== =====================
Commitment Fee                                         0.35%               0.40%                0.45%
====================================================== =================== ==================== =====================

         For the purposes of this Schedule, the following terms have the following meanings:

         "Financials" means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1(i) or (ii).

         "Level I Status" exists at any date if, as of the last day of each of the four fiscal quarters of the Borrower immediately preceding such date, the Consolidated Debt Service Coverage Ratio was 1.20 to 1.00 or greater.

         "Level II Status" exists at any date if, as of the last day of each of the two fiscal quarters of the Borrower immediately preceding such date, the Consolidated Debt Service Coverage Ratio was 1.20 to 1.00 or greater.

         "Level III Status" exists at any date if the Borrower has not qualified for Level I Status or Level II Status.

         "Status" means either Level I Status, Level II Status or Level III Status.

         The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrower's Status as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin and Applicable Fee Rate shall be effective five Business Days after the Agent has received the applicable Financials. If the Borrower fails to deliver the Financials to the Agent at the time required pursuant to Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five days after such Financials are so delivered.

         If the Borrower is at Level I Status or Level II Status and then fails to maintain a Consolidated Debt Service Coverage Ratio of at least 1.20 to 1.00 for any fiscal quarter, the Borrower's Status will fall to Level III and will remain at Level III Status until such time as the Borrower has satisfied the criteria stated above for Level I Status or Level II Status.

         At the Effective Date, the Borrower's Status is Level III Status.

                                    EXHIBIT A

                           FORM OF OPINION OF COUNSEL


                                October 31, 2001


The Agent and the Lenders who are parties to the Credit Agreement described below.

Gentlemen/Ladies:

         We are counsel for XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), and United States Technologies Systems, Inc., a Missouri corporation and wholly-owned subsidiary of Borrower ("UST"; hereinafter Borrower and UST may be collectively referred to herein as "Obligors" or individually as an "Obligor"), and have represented the Obligors in connection with the closing of the transactions contemplated by that certain Amended and Restated Credit Agreement dated as of October 31, 2001 (the "Credit Agreement") among the Borrower, the Lenders named therein, and Bank One, Oklahoma, N.A., as Agent. All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         We have examined each of the Obligors' **[describe constitutive documents of Borrower and appropriate evidence of authority to enter into the transaction]**, the Loan Documents to which each of the Obligors is a party and such other matters of fact and law that we deem necessary in order to render this opinion. Based upon the foregoing, it is our opinion that:

         l. Each of the Obligors is a corporation, duly organized, validly existing and in good standing under the laws of its respective state of incorporation and has all requisite authority and is duly qualified or licensed to conduct its businesses in each jurisdiction in which it owns any Property or conducts any business (except where failure to be so qualified or licensed could not reasonably be expected to have a Material Adverse Effect or result in the forfeiture of any Property).

         2. As of the date hereof, UST is a wholly-owned subsidiary of the Borrower. All of the issued and outstanding stock of UST have been duly authorized and issued and are fully paid and non-assessable.

         3. The execution and delivery by the Obligors of the respective Loan Documents to which each is a party and the performance by the Obligors of their respective obligations thereunder have been duly authorized by proper corporate proceedings on the part of each Obligor and will not:

                  (a) require any consent of either of the Obligors' shareholders (other than any such consent as has already been given and remains in full force and effect);

                  (b) violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on either of the Obligors, or (ii) either of the Obligors' articles or certificates of incorporation or by-laws, or (iii) the provisions of any indenture, instrument or agreement to which either of the Obligors is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder; or

                  (c) result in, or require, the creation or imposition of any Lien in, of or on the Property of either of the Obligors pursuant to the terms of any indenture, instrument or agreement binding upon either of the Obligors.

         4. The Loan Documents to which each Obligor is a party have been duly executed and delivered by the applicable Obligor and constitute legal, valid and binding obligations of that Obligor, enforceable against that Obligor in accordance with their terms except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

         5. There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the best of our knowledge after due inquiry, threatened against either of the Obligors which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

         6. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by either of the Obligors, is required to be obtained by either of the Obligors in connection with the execution and delivery of the Loan Documents to which either of the Obligors is a party, the borrowings under the Credit Agreement, the payment and performance by either of the Obligors of the Obligations, or the legality, validity, binding effect or enforceability of any of the Loan Documents to which either of the Obligors is a party.

         This opinion may be relied upon by the Agent, the Lenders and their participants, assignees and other transferees.

                                          Very truly yours,

                                    EXHIBIT B

                             XETA TECHNOLOGIES, INC.
                    FINANCIAL COVENANT COMPLIANCE CERTIFICATE
                 (Due quarterly within 45 days of quarter end.)
                            As of:
                                   ------------------

To:      Bank One, Oklahoma

The undersigned hereby submits this quarterly compliance certificate pursuant to the October 31, 2001 Amended and Restated Credit Agreement (the "Credit Agreement"); certifies that the Borrower(s) specified in the Credit Agreement are not in default under the terms and provisions thereof; and further certifies the following financial covenant compliance calculations required by the Credit
Agreement:

1.  MINIMUM CURRENT RATIO
      (Required: Not less than 1.1:1.0)

      a. Current Assets                  $
                                          ------------
           Divided By
      b. Current Liabilities             $
                                          ------------

    EQUALS CURRENT RATIO      (1a. DIVIDED BY 1b.)
                                         1.
                                           -----------

2.  MINIMUM CONSOLIDATED NET WORTH
      (Required: Not less than Net Worth of $29,000,000 plus 75% of Consolidated Net Income earned in each fiscal quarter beginning with quarter ending January 31, 2002 plus 100% of net proceeds from any equity offering.)

      a. Consolidated Net Worth Floor                      $29,000,000
             Plus
      b. 75% of Net Income earned since closing date       $
             Plus                                           ----------
      c. 100% of net proceeds from equity offering         $
                                                            ----------

    EQUALS TOTAL CONSOLIDATED NET WORTH (2a. PLUS 2b. PLUS 2c.)
                                         2.
                                           ------------

3.  MINIMUM DEBT SERVICE COVERAGE RATIO
      (Required: not less than 1.15:1.0 through 7-31-02 and 1.20:1 thereafter) The following determined as of the most recently ended four quarters on a Consolidated basis:

      Net Income                       $
        Plus                            ------------
      Depreciation and Amortization    $
        Plus                            ------------

      Interest Expense                 $
        Minus                           ------------
        Unfunded Capital Expenditures  $
        Minus                           ------------
      Dividends Paid or Declared       $
        Equals                          ------------
      a. Cash Flow Available for Debt Service        $
                                                      -----------

      Current Maturities of Long Term
      Funded Indebtedness              $
        Plus                            ------------
      Interest Expense                 $
        Equals                          ------------
      b. Total Debt Service Requirements             $
                                                      -----------

      Debt Service Coverage Ratio (3a. divided by 3b.)            3.
                                                                    -----------
4.  MAXIMUM LEVERAGE RATIO
      (Required:  Not greater than 2.75:1.0 through 7-31-02 and 2.50:1 thereafter)

      a. Consolidated Funded Indebtedness            $
                                                      ------------

The following determined as of the most recently ended four quarters on a Consolidated basis:

      Net Income                       $
        Plus                            ------------
      Interest                         $
        Plus                            ------------
      Tax Expense                      $
        Plus                            ------------
      Depreciation and Amortization    $
        Equals                          ------------
      b. Consolidated EBITDA                         $
                                                      ------------
    Leverage Ratio (4a. divided by 4b.)                           4.
                                                                    ------------
5.  MAXIMUM CAPITAL EXPENDITURE CEILING                           5.
      Calculated at fiscal year end only:                           ------------
      (Required: Not greater than $1,000,000 during any fiscal year)

Executed and delivered to the Bank this __ day of _____________, 2001.

                                      XETA TECHNOLOGIES, INC.



                                      By:
                                         --------------------------------------
                                         Robert Wagner, Chief Financial Officer

                                    EXHIBIT C

                             XETA TECHNOLOGIES, INC.

                           BORROWING BASE CERTIFICATE

Xeta Technologies, Inc. is in compliance with the borrowing base requirements and certifies that the information shown on the attached Borrowing Base Calculation worksheet is correct.


I hereby certify that as of __________,20__, the borrowing base totaled $____________, as shown on the attached Borrowing Base Calculation worksheet.



----------------------------------
Robert Wagner, CFO



Attachments to this Certificate: Borrowing Base Calculation worksheet, receivable aging report, payable listing, inventory report

E-mail the Borrowing Base workbook to Linda Walker at:
Linda_D_Walker@bankone.com.

BORROWING BASE CALCULATION WORKSHEET

Borrowing Base Calculation                               XETA Technologies, Inc
DATE:                                                    Type date here
Total Accounts Receivable                                $0.00
Invoices over 90 days old                                $0.00
Contra Accounts                                          $50.00
Affiliate Accounts                                       $0.00
Pre-billed Accounts                                      $0.00
Guaranteed, consigned, or other conditional sales        $0.00
Foreign Accounts                                         $0.00
U.S. Government accounts in excess of $250,000           $0.00
Amounts offset by customer deposits                      $0.00
Other Ineligibles specified by bank                      $0.00
Tainted Accounts                                         $0.00
Excess Concentrations                                    #VALUE!
Total Eligible A/R                                       #VALUE!
Receivable Borrowing Base                                #VALUE!

Total Inventory                                          $0.00
Less:
Obsolete                                                 $0.00
Inventory on consignment                                 $0.00
Inventory held in warehouse 100 by Avaya                 $0.00
Inventory store in a public warehouse with no            $0.00
warehouse agreement in place

Slow-moving inventory (inv. in excess of 1 year's usage) $0.00
Lodging Division's "spare parts" inventory               $0.00
Eligible Inventory                                       $0.00
Eligible Inventory X advance rate.                       $0.00

Inventory Borrowing Base (with cap applied)              #VALUE!

Total Borrowing Base                                     #VALUE!

Revolver Balance Outstanding                             $0.00
Letters of Credit                                        $0.00
Other Adjustments to O/S (specify)                       $0.00

Total  Outstanding                                       $0.00

Available for Advance                                    #VALUE!

Borrowing Base Parameters:
Note Amount                                              $9,000,000.00
Maximum A/R eligibility days (60, 90, 120, etc.)             90 days old
Advance Rate - A/R                                       80.00%
Tainted rate                                             20.00%
Maximum Concentration Level                              25.00%
Advance Rate - Inv                                       40.00%
Maximum Inventory BB as a % of total Borrowing           25.00%
Base (See cell nt)

                                    EXHIBIT D

                              ASSIGNMENT AGREEMENT

         This Assignment Agreement (this "Assignment Agreement") between _______________________________ (the "Assignor") and ___________________________
(the "Assignee") is dated as of ______________________, 20 . The parties hereto agree as follows:

         1. PRELIMINARY STATEMENT. The Assignor is a party to an Amended and Restated Credit Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the "Credit Agreement") described in
Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents, such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents relating to the facilities listed in Item 3 of Schedule 1. The aggregate Commitments (or Loans, if the applicable Commitments have been terminated) purchased by the Assignee hereunder are set forth in Item 4 of
Schedule 1.

         3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in
Item 5 of Schedule 1 or two Business Days (or such shorter period agreed to by the Agent) after this Assignment Agreement, together with any consents required under the Credit Agreement, are delivered to the Agent. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date are not made on the proposed Effective Date.

         4. PAYMENT OBLIGATIONS. In consideration for the sale and assignment of Loans hereunder, the Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. On and after the Effective Date, the Assignee shall be entitled to receive from the Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee will promptly remit to the Assignor any interest on Loans and fees received from the Agent which relate to the portion of the Commitments or Loans assigned to the Assignee hereunder for periods prior to the Effective Date and not previously paid by the Assignee to the Assignor. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

         5. RECORDATION FEE. The Assignor and Assignee each agree to pay one-half of the recordation fee required to be paid to the Agent in connection with this Assignment Agreement unless otherwise specified in Item 6 of Schedule 1.

         6. REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S LIABILITY. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder, (ii) such interest is free and clear of any adverse claim created by the Assignor and
(iii) the execution and delivery of this Assignment Agreement by the Assignor is duly authorized. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrower or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrower or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the property, books or records of the Borrower, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

         7. REPRESENTATIONS AND UNDERTAKINGS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) confirms that the execution and delivery of this Assignment Agreement by the Assignee is duly authorized, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (vi) agrees that its payment instructions and notice instructions are as set forth in the attachment to
Schedule 1, (vii) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, (viii) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement, and (ix) if applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes.

         8. GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Oklahoma.

         9. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

         10. COUNTERPARTS; DELIVERY BY FACSIMILE. This Assignment Agreement may be executed in counterparts. Transmission by facsimile of an executed counterpart of this Assignment Agreement shall be deemed to constitute due and sufficient delivery of such counterpart and such facsimile shall be deemed to be an original counterpart of this Assignment Agreement.

         IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Assignment Agreement by executing Schedule 1 hereto as of the date first above written.

                                   SCHEDULE 1
                             to Assignment Agreement

1. Description and Date of Credit Agreement: Amended and Restated Credit Agreement dated as of October 31, 2001, among XETA Technologies, Inc., the Lenders, Bank One, Oklahoma, N.A., as Agent, and Banc One Capital Markets, Inc.

2.       Date of Assignment Agreement: ______________________, 20___

3.       Amounts (As of Date of Item 2 above):

                                                       Revolving Credit         Term Loan             R/E Term
                                                           Facility             Facility              Facility
                                                      -------------------- --------------------- --------------------
         a.      Assignee's percentage of each
                 Facility purchased under the
                 Assignment Agreement (must be same
                 for each Facility)*                               %                    %                    %
                                                           --------             --------              -------
         b.      Amount of each Facility purchased
                 under the Assignment Agreement           $                    $                     $
                                                           --------             --------              -------

4.       Assignee's Commitment (or Loans with
         respect to terminated Commitments)
         purchased hereunder:                             $                    $                     $
                                                           --------             --------              -------
5.       Proposed Effective Date:
                                                       ------------------------

6.       Non-standard Recordation Fee
         Arrangement                                          N/A***   [Assignor/Assignee to pay 100% of fee]
                                                              [Fee waived by Agent]

Accepted and Agreed:

[NAME OF ASSIGNOR]                           [NAME OF ASSIGNEE]


By:                                          By:
   --------------------------------             --------------------------------
Title:                                       Title:
      -----------------------------                -----------------------------

ACCEPTED AND CONSENTED TO BY                ACCEPTED AND CONSENTED TO BY
XETA TECHNOLOGIES, INC.                     BANK ONE, OKLAHOMA, N.A., as Agent


By:                                          By:
   --------------------------------             --------------------------------
Title:                                       Title:
      -----------------------------                -----------------------------

*    Percentage taken to 10 decimal places
**   If fee is split 50-50, pick N/A as option

                Attachment to SCHEDULE 1 to ASSIGNMENT AGREEMENT

ADMINISTRATIVE INFORMATION SHEET

Attach Assignor's Administrative Information Sheet, which must include notice addresses for the Assignor and the Assignee
(Sample form shown below)

ASSIGNOR INFORMATION
CONTACT:

Name:                                   Telephone No.:
     --------------------------------                 --------------------------
Fax No.:                                Telex No.:
        -----------------------------             ------------------------------
                                        Answerback:
                                                   -----------------------------

PAYMENT INFORMATION:

Name & ABA # of Destination Bank:
                                 ----------------------------------------------

                                 ----------------------------------------------

Account Name & Number for Wire Transfer:
                                        ---------------------------------------

                                        ---------------------------------------

Other Instructions:
                   ------------------------------------------------------------

-------------------------------------------------------------------------------

ADDRESS FOR NOTICES FOR ASSIGNOR:
                                 ----------------------------------------------

                                 ----------------------------------------------

                                 ----------------------------------------------


ASSIGNEE INFORMATION
CREDIT CONTACT:

Name:                                   Telephone No.:
     --------------------------------                 --------------------------
Fax No.:                                Telex No.:
        -----------------------------             ------------------------------
                                        Answerback:
                                                   -----------------------------


KEY OPERATIONS CONTACTS:

Booking Installation:                   Booking Installation:
                     ----------------                        -------------------
Name:                                   Name:
     --------------------------------        -----------------------------------
Telephone No.:                          Telephone No.:
              -----------------------                 --------------------------
Fax No.:                                Fax No.:
        -----------------------------           --------------------------------
Telex No.:                              Telex No.:
          ---------------------------             ------------------------------
Answerback:                             Answerback:
           --------------------------              -----------------------------

PAYMENT INFORMATION:

Name & ABA # of Destination Bank:
                                 ----------------------------------------------

                                 ----------------------------------------------

Account Name & Number for Wire Transfer:
                                        ---------------------------------------

                                        ---------------------------------------

Other Instructions:
                   ------------------------------------------------------------

-------------------------------------------------------------------------------

ADDRESS FOR NOTICES FOR ASSIGNEE:
                                 ----------------------------------------------

                                 ----------------------------------------------

                                 ----------------------------------------------

                              BANK ONE INFORMATION

         Assignee will be called promptly upon receipt of the signed agreement.

INITIAL FUNDING CONTACT:                    SUBSEQUENT OPERATIONS CONTACT:

Name: Tim Koski                             Name: Judy Griffith
Telephone No.:  (918) 586-5147              Telephone No.:  (918) 586-5462
Fax No.:  (918) 586-5474                    Fax No.: (918) 586-5062

Bank One Telex No.:
                   ---------------------
(Answerback:                )
 ---------------------------

INITIAL FUNDING STANDARDS:

Libor - Fund 2 days after rates are set.

BANK ONE WIRE INSTRUCTIONS:         Bank One, Oklahoma, N.A., ABA # 103000648
                                    Incoming Account # 66201510100007870
                                    Ref: Xeta Technologies, Inc. OB# 623133303

ADDRESS FOR NOTICES FOR BANK ONE:   15 East Fifth Street, Tulsa, Oklahoma 74103
                                    Attn: Judy Griffith
                                    Telephone No.:  (918) 586-5462
                                    Fax No. (918) 586-5062

                                    EXHIBIT E

                 LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION

To Bank One, Oklahoma, N.A.,
as Agent (the "Agent") under the Credit Agreement
Described Below.

Re: Amended and Restated Credit Agreement dated as of October 31, 2001 (as amended, modified, renewed or extended from time to time, the "Credit Agreement"), among XETA Technologies, Inc. (the "Borrower"), the Lenders party thereto, and Bank One, Oklahoma, N.A., as Agent for the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

         The Agent is specifically authorized and directed to act upon the following standing money transfer instructions with respect to the proceeds of Advances or other extensions of credit from time to time until receipt by the Agent of a specific written revocation of such instructions by the Borrower, provided, however, that the Agent may otherwise transfer funds as hereafter directed in writing by the Borrower in accordance with Section 13.1 of the Credit Agreement or based on any telephonic notice made in accordance with
Section 2.14 of the Credit Agreement.

Facility Identification Number(s)
                                 ----------------------------------------------
Customer/Account Name
                     ----------------------------------------------------------
Transfer Funds To
                 --------------------------------------------------------------

                 --------------------------------------------------------------

For Account No.
                 --------------------------------------------------------------

Reference/Attention To
                       --------------------------------------------------------

Authorized Officer (Customer Representative)                  Date
                                                                  -----------------------------------------

--------------------------------------------                  ---------------------------------------------
(Please Print)                                                Signature

Bank Officer Name                                             Date
                                                                  -----------------------------------------

--------------------------------------------                  ---------------------------------------------
(Please Print)                                                Signature


    (Deliver Completed Form to Credit Support Staff for Immediate Processing)

                                   EXHIBIT F-1

                                 REVOLVING NOTE

$                                                             October 31, 2001
 ------------------------

         XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), promises to pay to the order of ____________ (the "Lender"), the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to Section 2.1.1 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Oklahoma, N.A., Tulsa, Oklahoma, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Revolving Loans in full on the Revolving Credit Facility Termination Date and shall make such mandatory payments as are required to be made under the terms of Article II of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Revolving Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Revolving Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of October 31, 2001 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Oklahoma, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement. Reference is made to the Agreement for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated.

         This Note is secured pursuant to the Collateral Documents, as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof.

         This Note is made, executed and delivered by the Borrower and delivered to the Lender in renewal, extension and increase of and replacement for that certain Revolving Note dated as of August 21, 2000, executed by the Borrower payable to the order of the Lender in the stated principal amount of $_________ (the "Prior Note"). All liens and security interests in Property securing payment of the Prior Note shall continue in full force and effect, uninterrupted and unabated, as security for payment of this Note.


                                      XETA TECHNOLOGIES, INC.,
                                      an Oklahoma corporation

                                      By:
                                         ---------------------------------------
                                      Print Name:
                                                 -------------------------------
                                      Title:
                                            ------------------------------------

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                    REVOLVING NOTE OF XETA TECHNOLOGIES, INC.
                             DATED OCTOBER 31, 2001


                       Principal                  Maturity                   Principal
                       Amount of                of Interest                    Amount              Unpaid
   Date                  Loan                     Period                       Paid                Balance
   ----                ---------                -----------                  ---------             -------
10-31-01

                                   EXHIBIT F-2

                                    TERM NOTE
$                                                               October 31, 2001
 ------------------------                                        Tulsa, Oklahoma

         XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), promises to pay to the order of __________________________________(the "Lender")
the aggregate unpaid principal amount of the Term Loan made by the Lender to the undersigned pursuant to Section 2.1.2 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Oklahoma, N.A., Tulsa, Oklahoma, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The undersigned shall pay the principal of and accrued and unpaid interest on the Term Loan in full on October 31, 2003, and prior to maturity shall make such payments, including mandatory prepayments, as are required to be made under the terms of
Article II of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of the Term Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Term Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of October 31, 2001 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Oklahoma, N.A., as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         This Note is secured pursuant to the Collateral Documents, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof.

         This Note is made, executed and delivered by the Borrower and delivered to the Lender to evidence a portion of the indebtedness outstanding under that certain Term Note dated as of November 30, 1999, and that certain Acquisition Term Note dated as of November 30, 2000, each executed by the Borrower payable to the order of the Lender (collectively, the "Prior Term Notes"). All liens and security interests in Property securing payment of the Prior Term Notes shall continue in full force and effect, uninterrupted and unabated, as security for this Note.

                                      XETA TECHNOLOGIES, INC.,
                                      an Oklahoma corporation

                                      By:
                                         ---------------------------------------
                                      Print Name:
                                                 -------------------------------
                                      Title:
                                            ------------------------------------

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                      TERM NOTE OF XETA TECHNOLOGIES, INC.
                             DATED OCTOBER 31, 2001


                       Principal                  Maturity                   Principal
                       Amount of                of Interest                    Amount              Unpaid
   Date                  Loan                     Period                       Paid                Balance
   ----                ---------                -----------                  ---------             -------
10-31-01

                                   EXHIBIT F-3

                                  R/E TERM NOTE

$                                                               October 31, 2001
 ------------------------                                        Tulsa, Oklahoma

         XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), promises to pay to the order of __________________________________(the "Lender")
the aggregate unpaid principal amount of the R/E Term Loan made by the Lender to the undersigned pursuant to Section 2.1.3 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Oklahoma, N.A., Tulsa, Oklahoma, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The undersigned shall pay the principal of and accrued and unpaid interest on the R/E Term Loan in full on October 31, 2003, and prior to maturity shall make such payments, including mandatory prepayments, as are required to be made under the terms of Article II of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of the R/E Term Loan and the date and amount of each principal payment hereunder.

         This Note is one of the R/E Term Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of October 31, 2001 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Oklahoma, N.A., as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         This Note is secured pursuant to the Collateral Documents, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof.

         This Note is made, executed and delivered by the Borrower and delivered to the Lender to evidence a portion of the indebtedness outstanding under that certain Acquisition Term Note dated November 30, 2000, executed by the Borrower payable to the order of the Lender (the "Prior Note"). All liens and security interests in Property securing payment of the Prior Note shall continue in full force and effect, uninterrupted and unabated, as security for this Note.

                                      XETA TECHNOLOGIES, INC.,
                                      an Oklahoma corporation

                                      By:
                                         ---------------------------------------
                                      Print Name:
                                                 -------------------------------
                                      Title:
                                            ------------------------------------

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                      TERM NOTE OF XETA TECHNOLOGIES, INC.
                             DATED OCTOBER 31, 2001


                       Principal                  Maturity                   Principal
                       Amount of                of Interest                    Amount              Unpaid
   Date                  Loan                     Period                       Paid                Balance
   ----                ---------                -----------                  ---------             -------
10-31-01

                                   SCHEDULE 1

                       SUBSIDIARIES AND OTHER INVESTMENTS
                           (See Sections 5.8 and 6.14)


 Investment              Jurisdiction of                 Owned                 Amount of              Percent
     In                   Organization                    By                  Investment             Ownership
 ----------              ---------------                 -----                ----------             ---------

U.S. Technologies           Missouri               XETA Technologies,         $29 million              100%
Systems, Inc.                                        Inc.                     (approx.)


XETACOM, Inc.               Oklahoma                XETA Technologies,        Nominal                  100%
(dormant)                                            Inc.

                                   SCHEDULE 2

                             INDEBTEDNESS AND LIENS
                       (See Sections 5.14, 6.11 and 6.15)


                                                                                                   Maturity
Indebtedness                      Indebtedness                Property                            and Amount
Incurred By                         Owed To             Encumbered (If Any)                     of Indebtedness
------------                      ------------          -------------------                     ---------------
NONE

                                  CERTIFICATE

     This Certificate is executed and delivered by the undersigned in connection with the execution and delivery of that certain Amended and Restated Credit Agreement dated October 31, 2001 (the "Credit Agreement"), by and among the
XETA Technologies, Inc., as Borrower, the Lenders (as defined therein), and
Bank One, Oklahoma, NA, as Agent. Capitalized terms used herein but not otherwise defined shall have the meaning assigned to them in the Credit Agreement.

     The undersigned, Robert B. Wagner, hereby represents, warrants, and certifies to the Bank as follows:

     1.   I am the Chief Financial Officer of the Borrower.

     2. To the best of my knowledge, after diligent inquiry, on or as of October 31, 2001:

          a.   no Default or Unmatured Default has occurred and is continuing;

          b. the representations and warranties contained in Article V of the Credit Agreement are true and correct; and

          c. the Borrower has experienced no material adverse change in its consolidated financial position since July 31, 2001.

     EXECUTED AND DELIVERED this 31st day of October, 2001.


                                        /s/ ROBERT B. WAGNER
                                        ---------------------------------------
                                        Robert B. Wagner,
                                        Chief Financial Officer

                             BAILEE ACKNOWLEDGMENT


October 25, 2001

Bank One, Oklahoma, N.A.

------------------------------

------------------------------

     Re:   Xeta, Inc. ("Debtor")

Dear Sir or Madam:

     We hereby acknowledge that, pursuant to our agreements with the Debtor, from time to time we receive and maintain possession of certain of inventory of the Debtor, which is kept at our premises located at: 3435 Airport Rd, Wilmington, OH 45177.

     We further acknowledge that the Debtor has entered into a Security Agreement with you and has granted to you a first priority security interest in the inventory and proceeds thereof and the other types and items and collateral therein described (collectively the "Collateral"), including inventory presently in our possession and to be delivered to us in the future. We hereby waive, surrender and relinquish any rights in or to the Collateral, including, without limitation, any security interests or liens provided by applicable law to which we may otherwise be entitled. We further acknowledge and agree that no negotiable warehouse receipts or documentation of title has been or will be issued covering the Collateral nor or hereafter in our possession.

     We further acknowledge that we have received and maintain possession of the Collateral for your benefit and that we shall continue to maintain possession of the Collateral for your benefit until we received notice (in writing or in an authenticated email) from you that your security interest has been terminated. We further acknowledge that we have not acquired any rights in the Collateral sufficient to transfer an interest or grant a security interest in or to the Collateral.

     We further acknowledge that, according to the terms of your Security Agreement with the Debtor, you have the right to inspect the Collateral and, upon default, the right to remove and take possession of the Collateral after paying in full all reasonable charges incurred by the Debtor and owing to us. We agree to permit you access to the Collateral for these purposes at your request without first receiving the consent or permission of the Debtor or any notice thereto.

                              Sincerely,

                                          /s/ MIKE HEILMAN
                                      ------------------------------------------
cc:  Debtor                              Mike Heilman
                                      ------------------------------------------
                                         VP & GM, ALS
                                      ------------------------------------------

Xeta, Inc. consents to the foregoing:    /s/ David G. Lamb
--------------------------------------------------------------------------------
                                         (Xeta signature)
                                         Treasury & Services Controller

                                 REVOLVING NOTE


$4,950,000.00                                                   October 31, 2001
                                                                 Tulsa, Oklahoma


     XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), promises to pay to the order of BANK ONE, OKLAHOMA, N.A. (the "Lender"), the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to Section 2.1.1 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Oklahoma, N.A., Tulsa, Oklahoma, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Revolving Loans in full on the Revolving Credit Facility Termination Date and shall make such mandatory payments as are required to be made under the terms of Article II of the Agreement.

     The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Revolving Loan and the date and amount of each principal payment hereunder.

     This Note is one of the Revolving Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of October 31, 2001 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Oklahoma, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement. Reference is made to the Agreement for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated.

     This Note is secured pursuant to the Collateral Documents, as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof.

     This Note is made, executed and delivered by the Borrower and delivered to the Lender in renewal, extension and increase of and replacement for that certain Revolving Note dated as of August 21, 2000, executed by the Borrower payable to the order of the Lender in the stated principal amount of $4,400,000 (the "Prior Note"). All liens and security interests in Property securing payment of the Prior Note shall continue in full force and effect, uninterrupted and unabated, as security for payment of this Note.

                                    XETA TECHNOLOGIES, INC.,
                                    an Oklahoma corporation

[STAMP]
                                    By:   /s/ ROBERT B. WAGNER
                                        ----------------------------------------
                                    Print Name:  Robert B. Wagner
                                    Title: Secretary and Chief Financial Officer

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                   REVOLVING NOTE OF XETA TECHNOLOGIES, INC.
                             DATED OCTOBER 31, 2001



                         Principal         Maturity         Principal
                         Amount of       of Interest         Amount           Unpaid
       Date                Loan             Period            Paid           Balance
       ----              ---------       -----------        ---------        -------

October 31, 2001

                                 REVOLVING NOTE

$4,050,000.00
                                                                October 31, 2001
                                                                 Tulsa, Oklahoma

     XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), promises to pay to the order of FIRSTAR BANK, N.A. (the "Lender"), the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to Section 2.1.1 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Oklahoma, N.A., Tulsa, Oklahoma, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Revolving Loans in full on the Revolving Credit Facility Termination Date and shall make such mandatory payments as are required to be made under the terms of Article II of the Agreement.

     The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Revolving Loan and the date and amount of each principal payment hereunder.

     This Note is one of the Revolving Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of October 31, 2001 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Oklahoma, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement. Reference is made to the Agreement for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated.

     This Note is secured pursuant to the Collateral Documents, as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof.

     This Note is made, executed and delivered by the Borrower and delivered to the Lender in renewal, extension and increase of and replacement for that certain Revolving Note dated as of August 21, 2000, executed by the Borrower payable to the order of the Lender in the stated principal amount of $3,600,000 (the "Prior Note"). All liens and security interests in Property securing payment of the Prior Note shall continue in full force and effect, uninterrupted and unabated, as security for payment of this Note.

                                   XETA TECHNOLOGIES, INC.,
                                   an Oklahoma corporation


[STAMP]

                                   By:           /s/ ROBERT B. WAGNER
                                      -----------------------------------------
                                   Print Name: Robert B. Wagner
                                   Title: Secretary and Chief Financial Officer

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                   REVOLVING NOTE OF XETA TECHNOLOGIES, INC.
                             DATED OCTOBER 31, 2001



                    Principal          Maturity         Principal
                    Amount of        of Interest         Amount        Unpaid
     Date             Loan              Period            Paid         Balance
     ----           ---------        -----------        ---------      -------

October 31, 2001

                                   TERM NOTE

$7,016,258.91
                                                                October 31, 2001
                                                                 Tulsa, Oklahoma

     XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), promises to pay to the order of FIRSTAR BANK, N.A. (the "Lender") the aggregate unpaid principal amount of the Term Loan made by the Lender to the undersigned pursuant to Section 2.1.2 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Oklahoma, N.A., Tulsa, Oklahoma, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The undersigned shall pay the principal of and accrued and unpaid interest on the Term Loan in full on October 31, 2003, and prior to maturity shall make such payments, including mandatory prepayments, as are required to be made under the terms of Article II of the Agreement.

     The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of the Term Loan and the date and amount of each principal payment hereunder.

     This Note is one of the Term Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of October 31, 2001 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Oklahoma, N.A., as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

     This Note is secured pursuant to the Collateral Documents, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof.

     This Note is made, executed and delivered by the Borrower and delivered to the Lender to evidence a portion of the indebtedness outstanding under that certain Term Note dated as of November 30, 1999, and that certain Acquisition Term Note dated as of November 30, 2000, each executed by the Borrower payable to the order of the Lender (collectively, the "Prior Term Notes"). All liens and security interests in Property securing payment of the Prior Term Notes shall continue in full force and effect, uninterrupted and unabated, as security for this Note.

                                   XETA TECHNOLOGIES, INC.,
                                   an Oklahoma corporation

[STAMP]

                                   By:           /s/ ROBERT B. WAGNER
                                      -----------------------------------------
                                   Print Name: Robert B. Wagner
                                   Title: Secretary and Chief Financial Officer

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                      TERM NOTE OF XETA TECHNOLOGIES, INC.
                             DATED OCTOBER 31, 2001


                       Principal         Maturity          Principal
                       Amount of        of Interest         Amount           Unpaid
     Date                Loan             Period             Paid            Balance
     ----              ---------        -----------        ---------         -------
October 31, 2001      $7,016,258.91                                       $7,016,258.91

                                   TERM NOTE

$8,575,427.55                                                   October 31, 2001
                                                                 Tulsa, Oklahoma

     XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), promises to pay to the order of BANK ONE, OKLAHOMA, N.A. (the "Lender") the aggregate unpaid principal amount of the Term Loan made by the Lender to the undersigned pursuant to Section 2.1.2 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Oklahoma, N.A., Tulsa, Oklahoma, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The undersigned shall pay the principal of and accrued and unpaid interest on the Term Loan in full on October 31, 2003, and prior to maturity shall make such payments, including mandatory prepayments, as are required to be made under the terms of
Article II of the Agreement.

     The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of the Term Loan and the date and amount of each principal payment hereunder.

     This Note is one of the Term Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of October 31, 2001 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Oklahoma, N.A., as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

     This Note is secured pursuant to the Collateral Documents, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof.

     This Note is made, executed and delivered by the Borrower and delivered to the Lender to evidence a portion of the indebtedness outstanding under that certain Term Note dated as of November 30, 1999, and that certain Acquisition Term Note dated as of November 30, 2000, each executed by the Borrower payable to the order of the Lender (collectively, the "Prior Term Notes"). All liens and security interests in Property securing payment of the Prior Term Notes shall continue in full force and effect, uninterrupted and unabated, as security for this Note.


                                XETA TECHNOLOGIES, INC.,
                                an Oklahoma corporation
[STAMP]


                                By: /s/ ROBERT B. WAGNER
                                    --------------------------------------------
                                    Print Name:  Robert B. Wagner
                                    Title: Secretary and Chief Financial Officer

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                      TERM NOTE OF XETA TECHNOLOGIES, INC.
                             DATED OCTOBER 31, 2001

                       Principal            Maturity          Principal
                       Amount of          of Interest          Amount        Unpaid
        Date              Loan               Period             Paid         Balance
        ----           ---------          -----------         ---------      -------
October 31, 2001      $8,575,427.55                                      $8,575,427.55

                                 R/E TERM NOTE

$1,402,500.00                                                   October 31, 2001
                                                                 Tulsa, Oklahoma

     XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), promises to pay to the order of BANK ONE, OKLAHOMA, N.A. (the "Lender") the aggregate unpaid principal amount of the R/E Term Loan made by the Lender to the undersigned pursuant to Section 2.1.3 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Oklahoma, N.A., Tulsa, Oklahoma, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The undersigned shall pay the principal of and accrued and unpaid interest on the R/E Term Loan in full on October 31, 2003, and prior to maturity shall make such payments, including mandatory prepayments, as are required to be made under the terms of Article II of the Agreement.

     The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of the R/E Term Loan and the date and amount of each principal payment hereunder.

     This Note is one of the R/E Term Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of October 31, 2001 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Oklahoma, N.A., as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

     This Note is secured pursuant to the Collateral Documents, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof.

     This Note is made, executed and delivered by the Borrower and delivered to the Lender to evidence a portion of the indebtedness outstanding under that certain Acquisition Term Note dated November 30, 2000, executed by the Borrower payable to the order of the Lender (the "Prior Note"). All liens and security interests in Property securing payment of the Prior Note shall continue in full force and effect, uninterrupted and unabated, as security for this Note.

                                   XETA TECHNOLOGIES, INC.,
                                   an Oklahoma corporation
[STAMP]

                                   By: /s/ ROBERT B. WAGNER
                                   --------------------------------------------
                                   Print Name: Robert B. Wagner
                                   Title: Secretary and Chief Financial Officer

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                    R/E TERM NOTE OF XETA TECHNOLOGIES, INC.
                             DATED OCTOBER 31, 2001



                       Principal        Maturity         Principal
                       Amount of      of Interest         Amount           Unpaid
     Date                Loan            Period            Paid            Balance
     ----              ---------      -----------        ---------         -------

October 31, 2001    $1,402,500.00                                       $1,402,500.00

                                 R/E TERM NOTE

$1,147,500.00
                                                                October 31, 2001
                                                                 Tulsa, Oklahoma

     XETA Technologies, Inc., an Oklahoma corporation (the "Borrower"), promises to pay to the order of FIRSTAR BANK, N.A. (the "Lender") the aggregate unpaid principal amount of the R/E Term Loan made by the Lender to the undersigned pursuant to Section 2.1.3 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Oklahoma, N.A., Tulsa, Oklahoma, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The undersigned shall pay the principal of and accrued and unpaid interest on the R/E Term Loan in full on October 31, 2003, and prior to maturity shall make such payments, including mandatory prepayments, as are required to be made under the terms of
Article II of the Agreement.

     The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of the R/E Term Loan and the date and amount of each principal payment hereunder.

     This Note is one of the R/E Term Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of October 31, 2001 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Oklahoma, N.A., as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

     This Note is secured pursuant to the Collateral Documents, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof.

     This Note is made, executed and delivered by the Borrower and delivered to the Lender to evidence a portion of the indebtedness outstanding under that certain Acquisition Term Note dated November 30, 2000, executed by the Borrower payable to the order of the Lender (the "Prior Note"). All liens and security interests in Property securing payment of the Prior Note shall continue in full force and effect, uninterrupted and unabated, as security for this Note.

                                   XETA TECHNOLOGIES, INC.,
                                   an Oklahoma corporation

[STAMP]

                                   By:           /s/ ROBERT B. WAGNER
                                      -----------------------------------------
                                   Print Name: Robert B. Wagner
                                   Title: Secretary and Chief Financial Officer

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                    R/E TERM NOTE OF XETA TECHNOLOGIES, INC.
                             DATED OCTOBER 31, 2001


                       Principal           Maturity           Principal
                       Amount of          of Interest          Amount        Unpaid
        Date             Loan               Period              Paid         Balance
        ----           ---------          -----------         ---------      -------
October 31, 2001     $1,147,500.00                                       $1,147,500.00